UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2020

Date of reporting period: June 30, 2020

Item 1:	Reports to Stockholders

Annual Report
June 30, 2020

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Sit Mutual Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will remain available on the Funds’ website (sitfunds.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports electronically from the Fund by calling 1-800-332-5580 or by enrolling online at sitfunds.com, or, if you are invested through your financial intermediary, you may contact them directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds by calling 1-800-332-5580, or, if you are invested through your financial intermediary, you may contact them directly. Your election to receive reports in paper will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 5, 2020

Dear Fellow Shareholders:

Led by massive fiscal and monetary stimulus, the U.S. economy is poised to improve over the next several quarters following a deep, but short-lived, technical recession, sparked by the COVID-19 pandemic and measures to contain its spread. The sharp rebound in stock prices has pushed stocks to “fair” valuation levels; we suspect investors will need more clarity on the corporate earnings outlook for stocks to move significantly higher from here.

Economic Overview

Nationwide efforts to slow the spread of COVID-19 appear to have had some initial success, but a surge in new infections as states began to lift restrictions shows the U.S. is still not out of the woods. Despite the surge, future containment measures will likely be more targeted given the severe economic harm caused by large-scale lockdowns. Yet, with a vaccine not expected before 2021, less-than-favorable virus-related headlines could slow the recovery, if consumers remain housebound and businesses do not fully reopen. Although headline consumer confidence has plunged, digging deeper into the data reveals relative optimism about economic and job prospects. Household balance sheets are also in good shape, and excess savings may ultimately fuel higher spending as jobs return. Recent data on personal spending, housing, and manufacturing have been supportive of a sharp economic rebound in the second half of 2020.

With the lingering fallout from the 2007-2008 financial crisis a not too distant memory, policymakers continue to pump enormous amounts of liquidity into the economy to short-circuit a series of events that could precipitate a lengthier downturn. The Federal Reserve’s renewed asset purchase program and emergency lending facilities have stabilized financial markets, keeping credit flowing and borrowing costs low. The Fed’s balance sheet has ballooned to over $7.1 trillion from $4.2 trillion at the end of 2019 – chiefly through purchases of Treasuries and mortgage-backed securities – and the consensus is for assets to top $9 trillion by year end. On the fiscal side, Congress has so far enacted emergency spending legislation of $3.3 trillion, bringing projected federal outlays to levels not seen since WWII. The combined U.S. fiscal and monetary stimulus allocated, but not fully deployed, thus far equals about 45% of GDP. As a result, money supply, growth of which has traditionally presaged improved economic activity, is expanding by historic proportions. The swift and substantial policy response, along with the largely self-inflicted nature of this contraction, signals an initial rebound as restrictions are lifted. However, risks abound: the pace of new COVID-19 infections is re-accelerating; bankruptcies are surging; and trade tensions are on the upswing. The outcome of the U.S. elections also has major implications for corporate profitability and legislative priorities.

Political analysts, public opinion pollsters, and oddsmakers, by and large, currently favor Joe Biden to win the U.S. presidency. Biden’s policy agenda includes a partial rollback in corporate tax cuts; taxes on the wealthy; spending on infrastructure, social programs, and clean energy; protections for workers and the environment; controls on drug pricing; and expansion of the Affordable Care Act. Based on estimates from Cornerstone Macro, this agenda’s major components will create around $6 trillion in new spending over ten years, offset by $4 trillion in higher taxes. Although big policy shifts will be tempered in the likely case of a divided government, polls suggest a Democratic sweep is a real possibility. A Democratic government could dampen business confidence, given the potential for higher taxes and regulation. Key offsets, however, include infrastructure spending and policies to promote onshoring, both of which could contribute to a revival in domestic investment.

Economic activity across much of Europe has begun to improve against abnormally easy sequential comparisons as the pace of new COVID-19 cases slows, allowing restrictions to be relaxed. Fortunately, the European Central Bank’s fast response has kept credit flowing and precluded another Euro Crisis. In addition, fiscal stimulus to support growth has come in the form of furloughing schemes, direct loans to companies, and loan guarantees. If the pandemic and associated economic fallout were not enough, the European Union and United Kingdom must also negotiate all the terms of a post-Brexit relationship by year end or risk subjecting the region to further turmoil come 2021, as the United Kingdom has refused a further extension.

We believe China will return to the pre-pandemic level of GDP in the second half of 2020 and achieve positive low-single-digit GDP growth for the full year. The COVID-19 pandemic looks broadly under control in China, thanks to effective public health containment efforts. Hence, domestic demand has gradually improved since late February, with manufacturing activity largely returning to pre-virus levels. However, the outbreak continues to be painful for emerging market economies. South Korea and India are notable exceptions, as both went into lockdown relatively early and were able to control the outbreak better.

Equity Strategy

Investor sentiment has swung wildly from euphoria in February, to panic in March, and now back to euphoria. We remain constructive on U.S. equities over the intermediate and longer term. Still, we recognize that the strong rebound in stock prices has, at least to some degree, discounted the uptick in economic activity and corporate earnings growth likely over the next several quarters.

The S&P 500® Index ended second quarter 2020 at a level of 3,100, rallying +39% off its late-March low of 2,237 and placing it within striking distance of topping its mid-February high of 3,386. The strong gains came on the heels of the Index’s

2	SIT MUTUAL FUNDS ANNUAL REPORT

quickest ever -30% correction (22 days). The equally sharp stock market rebound has been driven by massive global stimulus, credit market stabilization, promise of a COVID-19 vaccine, signs containment efforts were reducing the rate of new infections, short covering, active retail participation, and anticipation of better corporate earnings. The deep economic contraction has resulted in a significant decrease in consensus earnings expectations over the next several quarters. The succeeding strong rebound in stock prices has, in turn, led to a sharp increase in the price-to-earnings (PE) multiple for the S&P 500, which has expanded to approximately 22 times next 12-months earnings versus the long-term average of 16 times. As a result, some fear the stock market is in a bubble, driven by easy money and/or overly optimistic expectations. We do not subscribe to this view for two key reasons. First, the unprecedented speed and depth of the recession has contributed to especially depressed earnings projections, notably in the industrial sector. As a result, investors are rationally looking out even further to value stocks based on “normalized” earnings. Second, stocks should be valued at higher levels, when record low interest rates and benign inflation are considered. While not cheap, we believe the recent rebound has brought the S&P 500 Index closer to fair value, as opposed to implying a bubble. Further earnings multiple expansion for the overall market is not our base case. Instead, we believe earnings growth will be the primary driver of equity gains going forward.

A key challenge is determining appropriate valuations when revenue and earnings forecasts are highly uncertain and subject to the path of the COVID-19 pandemic, consumer sentiment, and further fiscal support. Valuations for many companies on forward earnings are now higher than prior to the shutdown, and we suspect that investors will need more clarity on near-term earnings power for equity markets to move meaningfully higher from here. Our investment focus remains on companies that can deliver above-average earnings growth, regardless of the economic backdrop. Our preferred sectors include technology (e.g., 5G, cloud computing, e-commerce, software) and healthcare. In addition, we have exposure to select high quality manufacturing and transportation firms, as earnings expectations should prove conservative against a backdrop of improving manufacturing activity indicators and companies’ cost reduction efforts.

Dividend-paying stocks have posted disappointing total returns so far in 2020 for two key reasons. First, investors have opted for high growth technology stocks, including ‘stay at home’ beneficiaries and the FAANG technology stocks. Second, the severity of the economic decline has made investors question dividend sustainability for many companies, negating their usual defensive attributes in volatile and uncertain markets. We believe, however, that fears over dividend cuts will subside as the economy slowly reopens. In addition, relative valuations for many dividend-paying stocks have not been this attractive in many years, and yields are compelling, particularly relative to bonds. As of June 30, 2020, we calculate over 78% of S&P 500® stocks currently offer dividend yields above the 10-year Treasury yield. We believe, however, that selectivity is critical, and our investment focus remains on companies with strong balance sheets, experienced management teams, and growth potential. We continue to believe that a diversified portfolio of high quality, dividend-paying growth stocks can provide investors with an opportunity to participate in market gains, while also giving them downside protection if market fundamentals deteriorate.

Within international portfolios, we currently prefer exposure to investment opportunities in China, South Korea, and India. We remain positive on China, given its first in, first out position amid the global economic recovery and attractive relative valuations. We favor investments in the new economy, along with domestic demand-driven sectors. South Korea’s strong fiscal stimulus, which focuses on providing money to both consumers and corporations, will be positive for consumer and financial companies. Improving exports will also benefit semiconductor, electrical machinery, and smartphone manufacturers. Our investments in India are biased toward economically sensitive sectors, such as consumer, financials, energy, information services, and industrials.

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2020	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the twelve-month period ending June 30, 2020 was +11.91%. The S&P 500® Index return was +7.51% over the period, while the Bloomberg Barclays Aggregate Bond Index gained +8.74%.

Factors that Influenced the Fund’s Performance

Returns for the fixed income portion of the portfolio lagged those of the Bloomberg Barclays Aggregate Bond Index for the 12-month period, as the portfolio’s significant income advantage was more than offset by underperformance from a price perspective. The global COVID-19 pandemic threw markets into turmoil during the second half of the period, resulting in a meaningful flight-to-quality among bond investors. The U.S. Government and Federal Reserve launched a number of initiatives to keep credit flowing to the battered economy. As a result, interest rates declined significantly and bond prices rose. The portfolio’s underweight to U.S. Treasury securities detracted from returns, as Treasuries were the best-performing sector during the flight-to-quality. Non-government sectors underperformed throughout the emergence of the pandemic. The portfolio’s positions in sectors, such as closed-end bond funds and taxable municipal securities, did not experience as much price appreciation as the Bloomberg Barclays Aggregate Bond Index, which detracted from their returns relative to the benchmark. The large outperformance in the equity portion of the Fund during the period was driven heavily by a large overweight position in the technology services sector as well as an underweight position in the finance sector. Stock selection in both sectors also contributed to returns. Key holdings during the period included DexCom, Adobe, Atlassian, Splunk, Applied Materials, and PayPal Holdings. Adversely affecting performance was the Fund’s overweight position in the producer manufacturing sector and underweight position in the retail trade sector.

Outlook and Positioning

The fixed-income portion of the portfolio is currently positioned with an emphasis on credit-related securities, which we expect to outperform government bonds following what will likely be a very strong positive reaction to the discovery of vaccine options to treat COVID-19. We expect to tactically raise or lower risk in the portfolio, depending on factors, such as the efficacy of new vaccines, how quickly they can be created and effectively distributed, and how quickly consumer spending recovers following a vaccine rollout. We continue to emphasize maintaining an income advantage relative to the

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

benchmark, which we expect to drive outperformance over the market cycle. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from emerging secular trends, some of which have been accelerated by the COVID-19 pandemic. Additionally, we are looking to selectively grow our exposure to early-stage cyclicals (e.g., transports), which should benefit more than the market as economic growth improves in the second half of 2020.

As of June 30, 2020, the asset allocation of the Fund was 60.4% equities, 32.4% fixed-income, and 7.2% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]

One Year	11.91%	7.51%	8.74%
Five Year	8.68	10.73	4.30
Ten Year	9.85	13.99	3.82
Since Inception (12/31/93)	7.28	9.53	5.36

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$26.37 Per Share
Net Asset Value 6/30/19:	$25.06 Per Share
Total Net Assets:	$46.7 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Microsoft Corp.

3. Amazon.com, Inc.

4. Alphabet, Inc.

5. Visa, Inc.

Top Fixed Income Holdings:

1. MN Hsg. Fin. Agy., 2.31%, 1/1/27

2. Hartford HealthCare Corp., 3.45%, 7/1/54

3. Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27

4. Towd Point Mortgage Trust, 2.18%, 2/25/60

5. Equifax, Inc., 6.90%, 7/1/28

Based on total net assets as of June 30, 2020. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	5

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 60.4%
Communications - 1.5%
American Tower Corp.	1,150	297,321
Verizon Communications, Inc.	7,100	391,423

		688,744

Consumer Durables - 0.9%
YETI Holdings, Inc. *	9,600	410,208

Consumer Non-Durables - 4.0%
Conagra Brands, Inc.	8,900	313,013
Constellation Brands, Inc.	1,700	297,415
Estee Lauder Cos., Inc. - Class A	2,375	448,115
Mondelez International, Inc.	6,300	322,119
NIKE, Inc.	1,775	174,039
PepsiCo, Inc.	2,475	327,344

		1,882,045

Consumer Services - 3.5%
McDonald’s Corp.	2,300	424,281
Starbucks Corp.	3,800	279,642
Visa, Inc.	4,750	917,558

		1,621,481

Electronic Technology - 8.8%
Advanced Micro Devices, Inc. *	2,500	131,525
Apple, Inc.	4,125	1,504,800
Applied Materials, Inc.	7,200	435,240
Broadcom, Inc.	1,660	523,913
Ciena Corp. *	7,250	392,660
Intel Corp.	5,575	333,552
Keysight Technologies, Inc. *	4,150	418,237
NVIDIA Corp.	975	370,412

		4,110,339

Energy Minerals - 0.3%
Chevron Corp.	1,825	162,845

Finance - 5.0%
Ameriprise Financial, Inc.	2,250	337,590
Aon, PLC	1,900	365,940
Chubb, Ltd.	2,950	373,529
Everest Re Group, Ltd.	225	46,395
First Republic Bank	1,750	185,482
Goldman Sachs Group, Inc.	2,100	415,002
JPMorgan Chase & Co.	2,800	263,368
T Rowe Price Group, Inc.	2,075	256,262
US Bancorp	2,675	98,494

		2,342,062

Health Services - 2.3%
HCA Healthcare, Inc.	3,900	378,534
UnitedHealth Group, Inc.	2,325	685,759

		1,064,293

Name of Issuer	Quantity	Fair Value ($)
Health Technology - 5.6%
Abbott Laboratories	3,550	324,577
Boston Scientific Corp. *	5,600	196,616
Bristol-Myers Squibb Co.	6,300	370,440
Bristol-Myers Squibb Co., Rights *	1,025	3,669
DexCom, Inc. *	900	364,860
Illumina, Inc. *	350	129,622
Intuitive Surgical, Inc. *	620	353,295
Johnson & Johnson	3,000	421,890
Thermo Fisher Scientific, Inc.	1,250	452,925

		2,617,894

Process Industries - 1.5%
Ecolab, Inc.	1,875	373,031
Sherwin-Williams Co.	600	346,710

		719,741

Producer Manufacturing - 4.1%
3M Co.	875	136,491
Honeywell International, Inc.	1,925	278,336
L3Harris Technologies, Inc.	1,450	246,021
Motorola Solutions, Inc.	1,125	157,646
Northrop Grumman Corp.	500	153,720
Otis Worldwide Corp.	1,500	85,290
Raytheon Technologies Corp.	5,125	315,802
Safran SA, ADR *	13,950	351,540
Trane Technologies, PLC	2,175	193,532

		1,918,378

Retail Trade - 5.5%
Amazon.com, Inc. *	485	1,338,028
CVS Health Corp.	4,525	293,989
Home Depot, Inc.	2,050	513,545
TJX Cos., Inc.	6,550	331,168
Ulta Beauty, Inc. *	430	87,471

		2,564,201

Technology Services - 15.7%
Accenture, PLC	2,025	434,808
Adobe, Inc. *	1,525	663,848
Alphabet, Inc. - Class A *	550	779,927
Alphabet, Inc. - Class C *	205	289,790
Atlassian Corp., PLC *	2,200	396,594
Autodesk, Inc. *	1,700	406,623
Facebook, Inc. *	2,700	613,089
Intuit, Inc.	1,200	355,428
Microsoft Corp.	7,375	1,500,886
Paycom Software, Inc. *	550	170,352
PayPal Holdings, Inc. *	3,300	574,959
salesforce.com, Inc. *	3,575	669,705
ServiceNow, Inc. *	150	60,759
Splunk, Inc. *	1,950	387,465

		7,304,233

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)
Transportation - 1.2%
FedEx Corp.	1,375	192,802
Union Pacific Corp.	2,050	346,594

		539,396

Utilities - 0.5%
NextEra Energy, Inc.	1,035	248,576

Total Common Stocks (cost: $18,918,672)		28,194,436

Bonds - 30.1%

Asset-Backed Securities - 2.1%
Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 1, [4]	51,282	53,138
Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.65, 0.83%, 2/25/32 [1]	38,657	38,634
Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	21,374	21,777
New Century Home Equity Loan Trust, 2005-A A4W, 4.68%, 8/25/35 [14]	5,798	5,863
OSCAR US Funding Trust VII, LLC:
2017-2A A3, 2.45%, 12/10/21 [4]	45,779	45,862
2017-2A A4, 2.76%, 12/10/24 [4]	100,000	101,198
Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	34,506	37,477
2007-20H 1, 5.78%, 8/1/27	34,603	37,586
Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 [1,4]	185,723	188,079
2019-MH1 A2, 3.00%, 11/25/58 [1,4]	100,000	101,764
2019-SJ3 A2, 3.00%, 11/25/59 [1,4]	125,000	125,714
2019-SJ1 A1, 3.75%, 11/25/58 [1,4]	104,520	105,405
2019-SJ1 A2, 4.17%, 11/25/58 [1,4]	100,000	101,630

		964,127

Collateralized Mortgage Obligations - 5.1%
Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	85,284	90,366
2003-34 A1, 6.00%, 4/25/43	35,194	40,974
2004-T1 1A1, 6.00%, 1/25/44	22,230	25,925
1999-17 C, 6.35%, 4/25/29	11,622	13,061
2001-82 ZA, 6.50%, 1/25/32	16,249	18,435
2009-30 AG, 6.50%, 5/25/39	49,611	57,313
2013-28 WD, 6.50%, 5/25/42	47,967	57,721
2004-T1 1A2, 6.50%, 1/25/44	71,017	83,890
2004-W9 2A1, 6.50%, 2/25/44	39,320	46,438
2010-108 AP, 7.00%, 9/25/40	1,920	2,243
2004-T3, 1A3, 7.00%, 2/25/44	7,470	8,983
1993-21 KA, 7.70%, 3/25/23	20,802	22,062
Freddie Mac:
4784 BV, 3.50%, 12/15/32	100,000	105,050
4293 BA, 5.28%, 10/15/47 [1]	12,555	14,318
2122 ZE, 6.00%, 2/15/29	59,676	68,857

Name of Issuer	Principal Amount ($)	Fair Value ($)
2126 C, 6.00%, 2/15/29	39,868	45,388
2485 WG, 6.00%, 8/15/32	39,419	46,134
2480 Z, 6.00%, 8/15/32	38,006	43,324
2575 QE, 6.00%, 2/15/33	18,363	21,155
2980 QA, 6.00%, 5/15/35	19,430	23,090
2283 K, 6.50%, 12/15/23	4,726	5,038
2357 ZJ, 6.50%, 9/15/31	23,532	26,382
4520 HM, 6.50%, 8/15/45	36,144	43,203
1142 IA, 7.00%, 10/15/21	10,268	10,442
3946 KW, 7.00%, 11/15/29	360	361
3704 CT, 7.00%, 12/15/36	16,570	20,215
2238 PZ, 7.50%, 6/15/30	15,228	18,348
Government National Mortgage Association:
2015-80 BA, 6.99%, 6/20/45 [1]	25,324	29,650
2018-147 AM, 7.00%, 10/20/48	94,346	113,106
2018-160 DA, 7.00%, 11/20/48	86,313	97,531
2014-69 W, 7.21%, 11/20/34 [1]	28,978	34,210
2013-133 KQ, 7.30%, 8/20/38 [1]	28,436	33,891
2005-74 HA, 7.50%, 9/16/35	9,860	10,672
JP Morgan Mortgage Trust:
2019-HYB1 A5A, 3.00%, 10/25/49 [1,4]	138,632	140,602
2019-8 A4, 3.50%, 3/25/50 [1,4]	107,480	109,542
2019-9 A8, 3.50%, 5/25/50 [1,4]	125,000	128,635
2020-2 A4, 3.50%, 7/25/50 [1,4]	176,510	180,932
New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 [1,4]	71,457	77,273
PMT Loan Trust: 2013-J1 A11, 3.50%, 9/25/43 [1,4]	118,698	123,760
Sequoia Mortgage Trust:
2019-5 A4, 3.50%, 12/25/49 1, [4]	84,450	86,506
2020-2 A4, 3.50%, 3/25/50 [1,4]	139,283	143,538
Vendee Mortgage Trust:
2008-1 B, 6.18%, 3/15/25 [1]	11,384	13,309
1994-2 2, 6.72%, 5/15/24 [1]	9,932	10,277
Wells Fargo Mortgage Backed Securities Trust: 2020-2 A3, 3.00%, 12/25/49 [1,4]	100,000	102,844

		2,394,994

Corporate Bonds - 12.9%
3M Co., 3.05%, 4/15/30	150,000	169,819
AbbVie, Inc., 4.88%, 11/14/48	100,000	131,324
Alleghany Corp., 3.63%, 5/15/30	100,000	106,113
American Airlines Trust, 3.20%, 6/15/28	83,200	78,362
American Financial Group, 5.25%, 4/2/30	100,000	118,763
Arizona Public Service Co., 3.15%, 5/15/25	50,000	54,888
AXIS Specialty Finance, 3.90%, 7/15/29	100,000	106,926
Bank of America Corp., 3.25%, 10/21/27	100,000	110,287
Brown & Brown, Inc., 4.20%, 9/15/24	68,000	73,734
Carrier Global Corp., 2.70%, 2/15/31 [4]	75,000	74,780
Charles Stark Draper Laboratory, Inc., 4.39%, 9/1/48	100,000	125,656

See accompanying notes to financial statements.
JUNE 30, 2020	7

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)
Citigroup, Inc., 3 Mo. Libor + 1.34, 3.98%, 3/20/30 [1]	150,000	172,376
CNO Financial Group, Inc., 5.25%, 5/30/29	100,000	107,173
Comerica, Inc., 4.00%, 2/1/29	150,000	168,542
Cox Communications, Inc., 8.38%, 3/1/39 [4]	100,000	163,362
CSX Corp., 4.25%, 11/1/66	150,000	181,788
Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27	160,976	141,640
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	120,730	119,396
Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	34,313	31,182
Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	25,998	24,052
Duke Energy Florida, LLC, 2.54%, 9/1/29	50,000	53,571
Emerson Electric Co., 1.95%, 10/15/30	150,000	153,036
Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	163,435
Equifax, Inc., 6.90%, 7/1/28	150,000	184,672
Essential Utilities, Inc., 2.70%, 4/15/30	50,000	52,277
Fidelity National Financial, 3.40%, 6/15/30	50,000	52,052
Fulton Financial Corp. (Subordinated), 4.50%, 11/15/24	150,000	160,698
Georgia-Pacific, LLC:
1.75%, 9/30/25 [4]	150,000	154,745
7.38%, 12/1/25	100,000	127,798
HP, Inc., 2.20%, 6/17/25	150,000	154,824
Intuit, Inc., 0.95%, 7/15/25	50,000	50,108
ITT, LLC, 7.40%, 11/15/25	25,000	31,665
Johnson & Johnson, 3.55%, 3/1/36	150,000	177,442
JPMorgan Chase & Co., 8.75%, 9/1/30	100,000	145,132
Lincoln National Corp., 7.00%, 6/15/40	100,000	142,840
Mercury General Corp., 4.40%, 3/15/27	100,000	109,080
NetApp, Inc., 1.88%, 6/22/25	150,000	152,138
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	160,731
Northrop Grumman Corp., 3.20%, 2/1/27	150,000	166,124
Phillips 66, 2.15%, 12/15/30	50,000	48,535
Principal Financial Group, Inc., 3 Mo. Libor + 3.04, 3.44%, 5/15/55 [1]	100,000	89,620
Ross Stores, Inc., 4.70%, 4/15/27	150,000	174,028
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	133,733
Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	109,835	93,052
SW Public Service Co., 3.30%, 6/15/24	100,000	108,063
Tyson Foods, Inc., 5.10%, 9/28/48	100,000	128,619
Union Pacific Railroad Co., 2014-1 Pass Through Trust, 3.23%, 5/14/26	119,040	131,004
Unum Group, 4.50%, 12/15/49	25,000	23,365
Wachovia Corp., (Subordinated), 7.57%, 8/1/26 [14]	75,000	95,803
Webster Financial Corp., 4.38%, 2/15/24	125,000	131,335

Name of Issuer	Principal Amount ($)	Fair Value ($)
WestRock MWV, LLC, 7.95%, 2/15/31	100,000	142,195
Xilinx, Inc., 2.38%, 6/1/30	50,000	51,473

		6,003,356

Federal Home Loan Mortgage Corporation - 0.3%
6.50%, 2/1/22	5,519	5,601
7.50%, 7/1/29	112,352	132,015
8.00%, 2/1/34	13,723	16,661
8.50%, 9/1/24	8,487	8,777

		163,054

Federal National Mortgage Association - 2.0%
2.48%, 2/1/35	150,000	164,749
2.68%, 2/1/35	150,000	166,537
4.50%, 8/1/40	49,978	52,799
5.50%, 10/1/33	69,887	77,827
6.50%, 2/1/24	14,947	15,753
6.50%, 9/1/27	43,773	48,693
6.50%, 6/1/40	108,404	123,265
7.00%, 1/1/32	10,511	11,495
7.00%, 3/1/33	19,830	22,433
7.00%, 12/1/38	41,059	45,828
8.00%, 6/1/24	9,108	9,799
8.00%, 1/1/31	11,104	11,228
8.00%, 2/1/31	18,602	23,370
8.00%, 9/1/37	66,977	85,020
8.43%, 7/15/26	2,705	2,763
8.50%, 10/1/30	23,808	28,523
10.00%, 6/1/31	25,358	28,398

		918,480

Government National Mortgage Association - 0.5%
5.00%, 5/20/48	83,968	92,417
5.75%, 12/15/22	21,187	22,481
6.50%, 11/20/38	19,629	22,173
7.00%, 12/15/24	8,397	8,996
7.00%, 11/20/27	12,217	14,097
7.00%, 9/20/29	33,047	38,347
7.00%, 9/20/38	11,530	13,855
7.50%, 4/20/32	24,886	28,983
8.00%, 7/15/24	6,297	6,631

		247,980

Taxable Municipal Securities - 6.8%
Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	65,000	64,545
Buffalo State Col. Foundation Hsg. Corp., 2.80%, 11/1/30	100,000	103,918
Florida Dev. Fin. Corp., 4.11%, 4/1/50	150,000	149,053
Great Lakes Water Auth. Sewage Disposal System, 3.51%, 7/1/44	150,000	155,494
Hartford HealthCare Corp., 3.45%, 7/1/54	250,000	231,226
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	105,702

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)/ Quantity	Fair Value ($)
Lane Cnty. Sch. Dist. No. 52 Bethel, 2.52%, 6/15/27	60,000	62,774
Massachusetts Edu. Auth.:
4.00%, 1/1/32	105,000	108,574
4.41%, 7/1/34	50,000	55,828
MI Hsg. Dev. Auth., 3.53%, 6/1/50	100,000	103,424
MN Hsg. Fin. Agy.:
2.31%, 1/1/27	230,000	238,425
4.73%, 1/1/49	95,000	102,955
Montgomery Cnty. Indst. Dev. Auth., 2.65%, 11/15/25	100,000	100,123
ND Hsg. Fin. Agy., 3.70%, 7/1/33	100,000	107,595
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	100,000	99,349
North Hudson Sewer Auth., 2.88%, 6/1/28	150,000	159,024
Oregon State Fac. Auth., 3.29%, 10/1/40	100,000	99,008
Public Finance Authority, 4.23%, 7/1/32	105,000	122,181
So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	16,165
South Carolina Ports Auth., 3.88%, 7/1/55	150,000	154,288
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	128,291
Tulane University, 0.69%, 2/15/36 [1]	90,000	84,751
Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	205,461
Western MI Univ. Homer Stryker MD. Sch. of Med., 4.75%, 11/15/28	100,000	115,953
Willoughby-Eastlake City Sch. Dist., 3.36%, 12/1/46	150,000	152,024
Wisconsin Center District, 4.17%, 12/15/50	150,000	157,140

		3,183,271

U.S. Treasury / Federal Agency Securities - 0.4%
U.S. Treasury Bond, 2.00%, 2/15/50	150,000	171,785

Total Bonds (cost: $13,689,594)		14,047,047

Investment Companies - 2.3%
BlackRock Enhanced Government Fund	4,886	63,664
BlackRock Income Trust	23,300	143,761
BlackRock Taxable Municipal Bond Trust	1,200	29,904
Duff & Phelps Utility & Corp. Bond Tr., Inc.	8,900	83,215
Eaton Vance Short Duration Div. Inc. Fund	14,000	158,900
Eaton Vance, Ltd. Duration Inc. Fund	13,100	147,637
Franklin, Ltd. Duration, Income Trust	17,300	146,358
MFS Intermediate Income Trust	2,200	8,140
Nuveen Multi-Market Income Fund, Inc.	3,953	27,276
Putnam Master Intermediate Income Trust	26,900	109,752
Putnam Premier Income Trust	30,400	144,096

Total Investment Companies (cost: $1,023,912)		1,062,703

Name of Issue	Quantity	Fair Value ($)
Short-Term Securities - 9.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	4,389,935	4,389,935

(cost: $4,389,935)
Total Investments in Securities - 102.2% (cost: $38,022,113)		47,694,121
Other Assets and Liabilities, net - (2.2%)		(1,036,620)

Total Net Assets - 100.0%		$46,657,501

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2020 was $2,498,276 and represented 5.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2020, 0.2% of net assets in the Fund was invested in such securities.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of June 30, 2020.
[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
JUNE 30, 2020	9

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	28,194,436	—	—	28,194,436
Asset-Backed Securities	—	964,127	—	964,127
Collateralized Mortgage Obligations	—	2,394,994	—	2,394,994
Corporate Bonds	—	6,003,356	—	6,003,356
Federal Home Loan Mortgage Corporation	—	163,054	—	163,054
Federal National Mortgage Association	—	918,480	—	918,480
Government National Mortgage Association	—	247,980	—	247,980
Taxable Municipal Securities	—	3,183,271	—	3,183,271
U.S. Treasury / Federal Agency Securities	—	171,785	—	171,785
Investment Companies	1,062,703	—	—	1,062,703
Short-Term Securities	4,389,935	—	—	4,389,935

Total:	33,647,074	14,047,047	—	47,694,121

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2020	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +5.46% return during the 12-month period ending June 30, 2020, compared to the +7.51% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.45% as of 6/30/20, compared to 1.96% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

Although the Fund posted strong absolute returns over the 12-month period, it underperformed the S&P500® Index. The main reason for the underperformance was the exceptional returns for non-dividend-paying stocks during the COVID-19 outbreak. The two key sectors that led to underperformance over the period were technology services and retail trade. The technology services sector contains many companies that were in favor with investors through the pandemic, such as high growth technology companies, which were stay-at-home beneficiaries due to their cloud computing or software exposure. Unfortunately, many of these companies do not pay dividends. Additionally, performance in the retail trade sector was adversely affected by its lack of exposure to large internet retailers that were major stay-at-home beneficiaries, but do not pay dividends. Conversely, performance also suffered from the Fund’s large exposure to high dividend-paying sectors, such as energy minerals and utilities, as investors worried about the sustainability of dividends for these companies through the pandemic. Positively, an underweight position in the consumer services sector and strong stock selection in the finance sector benefited relative performance during the period. Standouts among our finance picks included Legg Mason and Mor-gan Stanley.

Outlook and Positioning

We believe the recent underperformance of dividend-paying stocks will prove a propitious buying opportunity. Valuations for many dividend-paying stocks have not been this attractive in years and yields are compelling, particularly relative to bonds. As of June 30, 2020, we calculate that over 78% of the S&P 500® stocks currently offer dividend yields above the 10-year Treasury bond yield. As fears over dividend cuts subside with the economy gradually reopening, we

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

expect the relative valuation gap between dividend payers and non-dividend payers to narrow. Within this framework, we believe it is key to be selective, and we maintain our focus on purchasing only dividend-paying stocks with strong balance sheets and cash flow generation, and that have business models that are not susceptible to large-scale disruptions from secular changes. Our favorite sectors include electronic technology and healthcare technology, which should benefit from secular market shifts. We continue to believe that a diversified portfolio of high quality, dividend-paying companies can provide investors with an opportunity to participate in market gains, while also providing downside protection if market fundamentals deteriorate.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.
12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Dividend Growth Fund		S&P 500® Index [1]
	Class I	Class S
One Year	5.46%	5.19%	7.51%
Five Year	8.64	8.36	10.73
Ten Year	12.30	12.02	13.99
Since Inception - Class I	9.22	n/a	8.62
(12/31/03)
Since Inception - Class S	n/a	8.52	8.57
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/20:	$13.48 Per Share
Net Asset Value 6/30/19:	$14.45 Per Share
Total Net Assets:	$172.7 Million
Class S:
Net Asset Value 6/30/20:	$13.40 Per Share
Net Asset Value 6/30/19:	$14.37 Per Share
Total Net Assets:	$29.1 Million

Weighted Average Market Cap:	$298.8 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Johnson & Johnson

  4. Verizon Communications, Inc.

  5. Broadcom, Inc.

  6. Home Depot, Inc.

  7. Applied Materials, Inc.

  8. Procter & Gamble Co.

  9. PepsiCo, Inc.

10. UnitedHealth Group, Inc.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	13

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 99.4%
Commercial Services - 0.9%
S&P Global, Inc.	5,575	1,836,851

Communications - 4.0%
American Tower Corp.	11,250	2,908,575
Verizon Communications, Inc.	93,800	5,171,194

		8,079,769

Consumer Durables - 0.9%
Activision Blizzard, Inc.	23,200	1,760,880

Consumer Non-Durables - 8.6%
Coca-Cola Co.	53,750	2,401,550
Conagra Brands, Inc.	64,075	2,253,518
Mondelez International, Inc.	47,525	2,429,953
NIKE, Inc.	14,550	1,426,628
PepsiCo, Inc.	27,125	3,587,552
Procter & Gamble Co.	33,175	3,966,735
Tyson Foods, Inc.	21,900	1,307,649

		17,373,585

Consumer Services - 3.2%
McDonald’s Corp.	16,350	3,016,084
Visa, Inc.	18,075	3,491,548

		6,507,632

Electronic Technology - 15.5%
Apple, Inc.	29,975	10,934,880
Applied Materials, Inc.	70,075	4,236,034
Broadcom, Inc.	14,850	4,686,808
Garmin, Ltd.	18,625	1,815,938
Intel Corp.	57,075	3,414,797
Keysight Technologies, Inc. *	15,325	1,544,454
Qualcomm, Inc.	18,150	1,655,462
Skyworks Solutions, Inc.	23,600	3,017,496

		31,305,869

Energy Minerals - 1.6%
ConocoPhillips	43,225	1,816,314
Valero Energy Corp.	25,775	1,516,086

		3,332,400

Finance - 14.2%
Allstate Corp.	2,125	206,104
Ameriprise Financial, Inc.	17,325	2,599,443
Aon, PLC	14,300	2,754,180
BlackRock, Inc.	3,625	1,972,326
Chubb, Ltd.	20,675	2,617,868
Everest Re Group, Ltd.	8,700	1,793,940
Goldman Sachs Group, Inc.	4,900	968,338

Name of Issuer	Quantity	Fair Value ($)
JPMorgan Chase & Co.	26,400	2,483,184
MetLife, Inc.	66,250	2,419,450
Morgan Stanley	65,925	3,184,178
New York Community Bancorp, Inc.	139,725	1,425,195
Physicians Realty Trust	84,725	1,484,382
Realty Income Corp.	33,750	2,008,125
T Rowe Price Group, Inc.	16,025	1,979,088
Truist Financial Corp.	21,600	811,080

		28,706,881

Health Services - 2.8%
Quest Diagnostics, Inc.	18,000	2,051,280
UnitedHealth Group, Inc.	12,025	3,546,774

		5,598,054

Health Technology - 14.9%
Abbott Laboratories	32,075	2,932,617
AbbVie, Inc.	26,875	2,638,588
Agilent Technologies, Inc.	13,225	1,168,693
Amgen, Inc.	11,175	2,635,736
AstraZeneca, PLC, ADR	43,000	2,274,270
Bristol-Myers Squibb Co.	45,250	2,660,700
Johnson & Johnson	40,250	5,660,358
Medtronic, PLC	33,575	3,078,828
Merck & Co., Inc.	41,175	3,184,063
Sanofi, ADR	38,625	1,971,806
Zimmer Biomet Holdings, Inc.	16,000	1,909,760

		30,115,419

Industrial Services - 0.9%
TC Energy Corp.	44,275	1,897,626

Process Industries - 1.4%
Air Products & Chemicals, Inc.	11,625	2,806,972

Producer Manufacturing - 6.8%
Deere & Co.	7,550	1,186,482
Dover Corp.	22,775	2,199,154
Eaton Corp., PLC	25,355	2,218,055
Honeywell International, Inc.	15,100	2,183,309
Lockheed Martin Corp.	6,725	2,454,087
Parker-Hannifin Corp.	9,075	1,663,175
Raytheon Technologies Corp.	28,925	1,782,358

		13,686,620

Retail Trade - 5.8%
CVS Health Corp.	33,050	2,147,258
Home Depot, Inc.	18,325	4,590,596
Target Corp.	22,325	2,677,437
TJX Cos., Inc.	43,375	2,193,040

		11,608,331

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Technology Services - 10.6%
Accenture, PLC	13,925	2,989,976
Alphabet, Inc. - Class A *	1,505	2,134,165
Facebook, Inc. *	7,900	1,793,853
Microsoft Corp.	64,300	13,085,693
Oracle Corp.	25,250	1,395,568

		21,399,255

Transportation - 2.5%
FedEx Corp.	11,100	1,556,442
Union Pacific Corp.	20,875	3,529,336

		5,085,778

Utilities - 4.8%
Dominion Resources, Inc.	33,050	2,682,999
Entergy Corp.	15,600	1,463,436
FirstEnergy Corp.	74,800	2,900,744
NextEra Energy, Inc.	10,800	2,593,836

		9,641,015

Total Common Stocks (cost: $168,147,080)		200,742,937

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 0.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06% (cost: $564,093)	564,093	564,093

Total Investments in Securities - 99.7% (cost: $168,711,173)		201,307,030
Other Assets and Liabilities, net - 0.3%		544,764

Total Net Assets - 100.0%		$201,851,794

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	200,742,937	—	—	200,742,937
Short-Term Securities	564,093	—	—	564,093
Total:	201,307,030	—	—	201,307,030

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Sit Global Dividend Growth Fund Class I shares provided a return of +4.93% during the 12-month period ending June 30, 2020, compared to the return of the MSCI World Index of +2.84%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s underweight in the banks sector and stock selection in the technology hardware (Logitech International, Apple) and materials (Lonza Group, Scotts Miracle-Gro) sectors. A higher cash position also helped relative performance. Conversely, the Fund’s holdings in the retailing (not owningAmazon.com), capital goods (Singapore Technologies Engineering, Honeywell International) and commercial & professional services (Waste Management) sectors detracted from performance.

Geographically, holdings in the Non-Euroland (Logitech International, Lonza Group) andAsia Pacific ex-Japan (Atlassian, Broadcom) regions added value due to positive stock selection, while stock selection in the North America region (Delta Air Lines, Suncor Energy, Marathon Petroleum, Euronet Worldwide) hurt performance.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate and longer term. Still, we recognize that the strong rebound in stock prices has, at least to some degree, discounted the uptick in economic activity and corporate earnings growth that is likely over the next several quarters. A key challenge is assessing appropriate valuations when earnings and revenue forecasts are highly uncertain and subject to the path of the COVID-19 pandemic, consumer sentiment, and further fiscal support. Valuations for many companies on forward earnings are now higher than prior to the coronavirus shutdown, and we suspect that investors will need more clarity on near-term earnings power for equity markets to move meaningfully higher from here. Our investment focus remains on companies that can deliver above average-earnings growth, regardless of the economic backdrop. Our preferred sectors include technology and healthcare.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

For non-U.S. exposure, we currently prefer investment opportunities in China, South Korea, and India. We remain positive on China, given its first in, first out position amid the global economic recovery and attractive relative valuations. We favor investments in the new economy, along with domestic demand-driven sectors. South Korea’s 100 trillion won of financial measures, which focus on providing money to both consumers and corporations will be positive for consumer and financial companies. In addition, improving exports will benefit semiconductor, electrical machinery, and smartphone manufacturers. Our investments in India are biased toward economically sensitive sectors, such as consumer, financials, energy, information services, and industrials.

Roger J. Sit	Raymond E. Sit

Kent L. Johnson
Kent L. Johnson

Information on this page is unaudited.
16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Global Dividend Growth Fund		MSCI World Index 1
	Class I	Class S
One Year	4.93%	4.60%	2.84%
Five Year	6.07	5.80	6.90
Ten Year	9.04	8.76	9.95
Since Inception	8.22	7.95	7.61
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/20:	$16.87	Per Share
Net Asset Value 6/30/19:	$16.34	Per Share
Total Net Assets:	$31.4	Million
Class S:
Net Asset Value 6/30/20:	$16.85	Per Share
Net Asset Value 6/30/19:	$16.33	Per Share
Total Net Assets:	$3.4	Million

Weighted Average Market Cap:	$291.8	Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Johnson & Johnson

  4. Logitech International SA

  5. Nestle SA

  6. AstraZeneca, PLC, ADR

  7. Accenture, PLC

  8. Lonza Group AG

  9. PepsiCo, Inc.

10. Abbott Laboratories

Based on total net assets as of June 30, 2020. Subject to change.

SECTORALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30,2020	17

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Global Dividend Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 97.7%
Asia - 6.5%
Australia - 2.9%
Atlassian Corp., PLC *	3,925	707,560
Macquarie Group, Ltd.	3,900	323,668

		1,031,228

Japan - 2.5%
Astellas Pharma, Inc.	29,900	499,317
Recruit Holdings Co., Ltd.	10,800	371,414

		870,731

Singapore - 1.1%
Singapore Technologies Engineering, Ltd.	158,600	378,538

Europe - 29.5%
France - 0.9%
Safran SA, ADR *	4,900	123,480
Sanofi, ADR	3,800	193,990

		317,470

Germany - 4.5%
adidas AG *	1,385	365,156
Allianz SE	35,000	718,200
Aurelius SE & Co.	5,500	91,303
Siemens AG	3,200	377,397

		1,552,056

Ireland - 3.0%
Accenture, PLC	3,675	789,096
Trane Technologies, PLC	2,950	262,491

		1,051,587

Spain - 2.0%
Iberdrola SA	60,400	705,148

Switzerland - 9.2%
Chubb, Ltd.	1,750	221,585
Logitech International SA	12,950	844,599
Lonza Group AG	1,450	768,062
Nestle SA	7,525	834,301
Partners Group Holding AG	585	532,755

		3,201,302

United Kingdom - 9.9%
AstraZeneca, PLC, ADR	15,400	814,506
BAE Systems, PLC	74,675	446,515
Diageo, PLC, ADR	4,225	567,798
DS Smith, PLC	94,275	382,705
London Stock Exchange Group, PLC	6,875	714,965
RELX, PLC	21,200	490,653

		3,417,142

North America - 61.7%
Bermuda - 0.2%
Everest Re Group, Ltd.	350	72,170

Name of Issuer	Quantity	Fair Value ($)
Canada - 1.3%
Suncor Energy, Inc.	10,275	173,236
TC Energy Corp.	6,300	270,018

		443,254

United States - 60.2%
Abbott Laboratories	8,300	758,869
Alphabet, Inc. - Class A *	450	638,122
Apple, Inc.	4,800	1,751,040
Applied Materials, Inc.	8,175	494,179
Arthur J Gallagher & Co.	3,775	368,025
Bank of America Corp.	16,300	387,125
Broadcom, Inc.	1,825	575,988
Chevron Corp.	4,150	370,304
Constellation Brands, Inc.	2,750	481,112
CVS Health Corp.	2,400	155,928
Euronet Worldwide, Inc. *	2,800	268,296
FedEx Corp.	475	66,604
Goldman Sachs Group, Inc.	1,400	276,668
Home Depot, Inc.	2,550	638,800
Honeywell International, Inc.	3,200	462,688
Intel Corp.	8,625	516,034
Johnson & Johnson	6,925	973,863
JPMorgan Chase & Co.	7,350	691,341
L3Harris Technologies, Inc.	2,050	347,823
Lockheed Martin Corp.	1,565	571,100
Marathon Petroleum Corp.	4,100	153,258
McDonald’s Corp.	1,860	343,114
Microsoft Corp.	12,100	2,462,471
Mondelez International, Inc.	7,100	363,023
Otis Worldwide Corp.	3,875	220,332
PepsiCo, Inc.	5,775	763,802
Raytheon Technologies Corp.	3,375	207,968
Scotts Miracle-Gro Co.	2,675	359,707
Sherwin-Williams Co.	800	462,280
Starbucks Corp.	9,875	726,701
T Rowe Price Group, Inc.	4,800	592,800
Thermo Fisher Scientific, Inc.	1,175	425,750
Union Pacific Corp.	4,050	684,734
UnitedHealth Group, Inc.	675	199,091
US Bancorp	7,900	290,878
Verizon Communications, Inc.	12,750	702,908
Waste Management, Inc.	5,900	624,869
WEC Energy Group, Inc.	6,150	539,048

		20,916,643

Total Common Stocks (cost: $24,934,776)		33,957,269

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 2.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06% (cost: $767,958)	767,958	767,958

Total Investments in Securities - 99.9% (cost: $25,702,734)		34,725,227
Other Assets and Liabilities, net - 0.1%		27,060

Total Net Assets - 100.0%		$34,752,287

*	Non-income producing security.

ADR — American Depositary Receipt
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	707,560	323,668	—	1,031,228
Bermuda	72,170	—	—	72,170
Canada	443,254	—	—	443,254
France	317,470	—	—	317,470
Germany	718,200	833,856	—	1,552,056
Ireland	1,051,587	—	—	1,051,587
Japan	—	870,731	—	870,731
Singapore	—	378,538	—	378,538
Spain	—	705,148	—	705,148
Switzerland	1,066,184	2,135,118	—	3,201,302
United Kingdom	1,872,957	1,544,185	—	3,417,142
United States	20,916,643	—	—	20,916,643
Short-Term Securities	767,958	—	—	767,958
Total:	27,933,983	6,791,244	—	34,725,227

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +21.34% during the 12-month period ending June 30, 2020, compared to a +23.28% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +7.51%.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the period; however, it lagged the Russell 1000® Growth Index due to several factors. The largest detractor to relative performance over the 12-month period was the Fund’s stock selection in the transportation sector, where it owned DeltaAir Lines, whose stock price suffered amid the COVID-19 outbreak. Also, the Fund has maintained a modest overweight position in the energy sector, as valuations and high dividend yields appeared attractive. However, with energy prices falling precipitously during the pandemic due to an oversupply as demand dried up, the Fund’s energy holdings – particularly its ownership of Marathon Petroleum – contributed to underperformance. Finally, while the Fund’s consumer durables holdings performed well during the period – especially YETI Holdings – its preference to own profitable companies detracted from relative performance, as we did not own Tesla, which was up nearly +400% during the last twelve months. Countering most of this underperformance was strong stock selection, combined with an overweight position, in the technology services sector, and strong stock selection in the electronic technology sector. Key holdings in these sectors included PayPal Holdings, Alphabet, Adobe, Applied Materials, and Apple.

Outlook and Positioning

Even with the COVID-19 sell-off, stocks posted strong gains over the prior 12-month period. Following the drastic plunge in equity prices, the Fed stepped in to add liquidity to the market, which, combined with a shift in sentiment that the virus-related economic damage will now be short-lived, drove a massive expansion in price-to-earnings multiples (with many stocks now trading on depressed earnings estimates). At this point, it appears that this rebound in stock prices is discounting a rebound in economic activity and corporate earnings in the second half of 2020 and into 2021.Accordingly, the Fund

  HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

continues to maintain a “barbell” strategy, focused on balancing early cyclical companies that are likely to be major beneficiaries of an uptick in economic activity (such as transports and financials) with stable, long-term earnings growers that should post above-average growth, regardless of market conditions. This includes sectors with large, secular growth tailwinds, such as companies in the technology sector, which will benefit from accelerating growth in 5G, cloud computing, e-commerce, and software. We also favor healthcare companies that should benefit from an aging U.S. population, although we acknowledge political risk in light of the upcoming U.S. elections.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	21.34%	23.28%	7.48%
Five Year	13.50	15.89	10.47
Ten Year	14.53	17.23	13.97
Since Inception [3]	10.49	11.73	11.68
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$47.07 Per Share
Net Asset Value 6/30/19:	$42.53 Per Share
Total Net Assets:	$129.2 Million
Weighted Average Market Cap:	$522.6 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Amazon.com, Inc.

  4. Alphabet, Inc.

  5. Facebook, Inc.

  6. Visa, Inc.

  7. Adobe, Inc.

  8. salesforce.com, Inc.

  9. UnitedHealth Group, Inc.

10. PayPal Holdings, Inc.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	21

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 98.4%
Communications - 1.7%
American Tower Corp.	4,100	1,060,014
Verizon Communications, Inc.	20,925	1,153,595

		2,213,609

Consumer Durables - 1.2%
YETI Holdings, Inc. *	36,425	1,556,440

Consumer Non-Durables - 4.9%
Constellation Brands, Inc.	7,425	1,299,004
Estee Lauder Cos., Inc. - Class A	9,800	1,849,064
Mondelez International, Inc.	17,900	915,227
NIKE, Inc.	5,125	502,506
PepsiCo, Inc.	13,125	1,735,912

		6,301,713

Consumer Services - 5.7%
McDonald’s Corp.	6,650	1,226,726
Starbucks Corp.	21,900	1,611,621
Visa, Inc.	23,525	4,544,324

		7,382,671

Electronic Technology - 17.0%
Advanced Micro Devices, Inc. *	11,875	624,744
Apple, Inc.	33,075	12,065,760
Applied Materials, Inc.	38,900	2,351,505
Broadcom, Inc.	7,800	2,461,758
Ciena Corp. *	22,200	1,202,352
Intel Corp.	16,800	1,005,144
Keysight Technologies, Inc. *	7,875	793,643
NVIDIA Corp.	3,875	1,472,151

		21,977,057

Finance - 3.5%
Aon, PLC	5,975	1,150,785
Chubb, Ltd.	5,050	639,431
Goldman Sachs Group, Inc.	5,150	1,017,743
JPMorgan Chase & Co.	4,900	460,894
T Rowe Price Group, Inc.	9,725	1,201,038

		4,469,891

Health Services - 2.6%
UnitedHealth Group, Inc.	11,575	3,414,046

Health Technology - 7.6%
Abbott Laboratories	15,500	1,417,165
Boston Scientific Corp. *	26,975	947,092
Bristol-Myers Squibb Co.	5,675	333,690
DexCom, Inc. *	4,050	1,641,870
Illumina, Inc. *	1,800	666,630
Intuitive Surgical, Inc. *	2,800	1,595,524
Johnson & Johnson	9,400	1,321,922
Thermo Fisher Scientific, Inc.	5,250	1,902,285

		9,826,178

Name of Issuer	Quantity	Fair Value ($)
Process Industries - 2.5%
Ecolab, Inc.	7,125	1,417,519
Sherwin-Williams Co.	3,150	1,820,228

		3,237,747

Producer Manufacturing - 4.8%
3M Co.	3,900	608,361
Honeywell International, Inc.	8,425	1,218,171
L3Harris Technologies, Inc.	6,550	1,111,338
Northrop Grumman Corp.	2,700	830,088
Otis Worldwide Corp.	7,450	423,607
Raytheon Technologies Corp.	18,974	1,169,178
Trane Technologies, PLC	8,900	791,922

		6,152,665

Retail Trade - 9.5%
Amazon.com, Inc. *	3,150	8,690,283
Home Depot, Inc.	9,825	2,461,261
TJX Cos., Inc.	22,700	1,147,712

		12,299,256

Technology Services - 35.1%
Accenture, PLC	11,425	2,453,176
Adobe, Inc. *	8,750	3,808,963
Alphabet, Inc. - Class A *	625	886,281
Alphabet, Inc. - Class C *	4,635	6,552,082
Atlassian Corp., PLC *	10,375	1,870,301
Autodesk, Inc. *	8,300	1,985,277
Facebook, Inc. *	21,250	4,825,238
Intuit, Inc.	6,100	1,806,759
Microsoft Corp.	58,900	11,986,739
Paycom Software, Inc. *	1,300	402,649
PayPal Holdings, Inc. *	19,300	3,362,639
salesforce.com, Inc. *	18,825	3,526,487
ServiceNow, Inc. *	750	303,795
Splunk, Inc. *	8,100	1,609,470

		45,379,856

Transportation - 1.7%
FedEx Corp.	3,300	462,726
Union Pacific Corp.	10,150	1,716,060

		2,178,786

Utilities - 0.6%
NextEra Energy, Inc.	3,275	786,557

Total Common Stocks (cost: $55,495,372)		127,176,472

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Short-Term Securities - 1.6%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	2,035,513	2,035,513

(cost: $2,035,513)
Total Investments in Securities - 100.0% (cost: $57,530,885)		129,211,985
Other Assets and Liabilities, net - (0.0%)		(57,980)

Total Net Assets - 100.0%		$129,154,005

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	127,176,472	—	—	127,176,472
Short-Term Securities	2,035,513	—	—	2,035,513
Total:	129,211,985	—	—	129,211,985

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

Sit ESG Growth Fund Class I shares provided a return of +6.47% during the 12-month period ending June 30, 2020, compared to the return of the MSCI World Index of +2.84%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s holdings in the software & services (Microsoft, Adobe, salesforce.com, Alphabet), technology hardware (Logitech International, Apple) and materials (Lonza Group) sectors. Conversely, the holdings in retailing (not owning Amazon.com), pharmaceuticals (Pfizer, AbbVie), and food beverage & tobacco (Coca-Cola Euro-pean Partners) detracted from performance.

Regionally, the Non-Euroland (Lonza Group, Logitech International), North America (Microsoft, Adobe, Apple, salesforce.com), and Japan (Terumo, Keyence) regions added value during the last 12 months. However, a higher cash balance and the Euroland holdings (Allianz, adidas) negatively impacted relative performance.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate and longer term. Still, we recognize that the strong rebound in stock prices has, at least to some degree, discounted the uptick in economic activity and corporate earnings growth that is likely over the next several quarters. A key challenge is assessing appropriate valuations when earnings and revenue forecasts are highly uncertain and subject to the path of the COVID-19 pandemic, consumer sentiment, and further fiscal support. Valuations for many companies on forward earnings are now higher than prior to the coronavirus shutdown, and we suspect that investors will need more clarity on near-term earnings power for equity markets to move meaningfully higher from here. Our investment focus remains on companies that can deliver above average-earnings growth, regardless of the economic backdrop. Our preferred sectors include technology and healthcare.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

For non-U.S. exposure, we currently prefer investment opportunities in China, South Korea, and India. We remain positive on China, given its first in, first out position amid the global economic recovery and attractive relative valuations. We favor investments in the new economy, along with domestic demand-driven sectors. South Korea’s 100 trillion won of financial measures, which focus on providing money to both consumers and corporations will be positive for consumer and financial companies. In addition, improving exports will benefit semiconductor, electrical machinery, and smartphone manufacturers. Our investments in India are biased toward economically sensitive sectors, such as consumer, financials, energy, information services, and industrials.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.
24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit ESG Growth Fund		MSCI World Index [1]
	Class I	Class S
One Year	6.47%	6.22%	2.84%
Since Inception	9.58	9.31	9.46
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/20:	$13.85 Per Share
Net Asset Value 6/30/19:	$13.21 Per Share
Total Net Assets:	$3.5 Million
Class S:
Net Asset Value 6/30/20:	$13.78 Per Share
Net Asset Value 6/30/19:	$13.16 Per Share
Total Net Assets:	$3.2 Million

Weighted Average Market Cap:	$317.9 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Facebook, Inc.

  4. Iberdrola SA, ADR

  5. Home Depot, Inc.

  6. Allianz SE, ADR

  7. Adobe, Inc.

  8. Alphabet, Inc. - Class A

  9. Lonza Group AG

10. Visa, Inc.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	25

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 94.6%
Asia - 9.4%
Japan - 8.6%
Astellas Pharma, Inc.	4,500	75,148
Keyence Corp.	200	83,812
Recruit Holdings Co., Ltd.	3,100	106,610
Shiseido Co., Ltd.	1,100	70,093
Sony Corp., ADR	1,925	133,075
Terumo Corp.	2,600	98,963

		567,701

Singapore - 0.8%
Singapore Technologies Engineering, Ltd.	21,500	51,315

Europe - 29.6%
France - 0.9%
Safran SA, ADR *	900	22,680
Sanofi, ADR	700	35,735

		58,415

Germany - 5.1%
adidas AG, ADR *	650	85,592
Allianz SE, ADR	8,800	180,576
Siemens AG, ADR	1,175	69,313

		335,481

Ireland - 4.4%
Accenture, PLC	575	123,464
CRH, PLC, ADR	1,200	41,172
Trane Technologies, PLC	1,400	124,572

		289,208

Spain - 2.8%
Iberdrola SA, ADR	4,050	188,082

Switzerland - 8.8%
Logitech International SA	1,550	101,091
Lonza Group AG	320	169,503
Nestle SA, ADR	1,425	157,377
Novartis AG, ADR	1,800	157,212

		585,183

United Kingdom - 7.6%
AstraZeneca, PLC, ADR	2,950	156,026
BAE Systems, PLC, ADR	2,300	55,200
Coca-Cola European Partners, PLC	2,100	79,296
Diageo, PLC, ADR	785	105,496
RELX, PLC, ADR	4,700	110,732

		506,750

Name of Issuer	Quantity	Fair Value ($)
North America - 55.6%
Canada - 0.4%
Suncor Energy, Inc.	1,800	30,348

United States - 55.2%
3M Co.	400	62,396
Adobe, Inc. *	410	178,477
Allstate Corp.	675	65,468
Alphabet, Inc. - Class A *	125	177,256
Apple, Inc.	900	328,320
Baxter International, Inc.	850	73,185
Boston Scientific Corp. *	1,650	57,932
ConocoPhillips	1,250	52,525
Ecolab, Inc.	600	119,370
Facebook, Inc. *	845	191,874
FedEx Corp.	90	12,620
Goldman Sachs Group, Inc.	600	118,572
Home Depot, Inc.	745	186,630
Intel Corp.	2,125	127,139
Johnson & Johnson	975	137,114
JPMorgan Chase & Co.	1,075	101,115
Lockheed Martin Corp.	185	67,510
Microsoft Corp.	2,000	407,020
NIKE, Inc.	925	90,696
NVIDIA Corp.	100	37,991
PepsiCo, Inc.	875	115,728
salesforce.com, Inc. *	850	159,230
Starbucks Corp.	1,600	117,744
T Rowe Price Group, Inc.	1,175	145,113
TJX Cos., Inc.	1,380	69,773
UnitedHealth Group, Inc.	500	147,475
Verizon Communications, Inc.	2,600	143,338
Visa, Inc.	875	169,024

		3,660,635

Total Common Stocks (cost: $4,519,971)		6,273,118

Short-Term Securities - 5.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	360,368	360,368

(cost: $360,368)
Total Investments in Securities - 100.0% (cost: $4,880,339)		6,633,486
Other Assets and Liabilities, net - 0.0%		2,304

Total Net Assets - 100.0%		$6,635,790

*	Non-income producing security.

ADR—American Depositary Receipt

PLC—Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Canada	30,348	—	—	30,348
France	58,415	—	—	58,415
Germany	335,481	—	—	335,481
Ireland	289,208	—	—	289,208
Japan	133,075	434,626	—	567,701
Singapore	—	51,315	—	51,315
Spain	188,082	—	—	188,082
Switzerland	415,680	169,503	—	585,183
United Kingdom	506,750	—	—	506,750
United States	3,660,635	—	—	3,660,635
Short-Term Securities	360,368	—	—	360,368
Total:	5,978,042	655,444	—	6,633,486

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $365 million to $82 billion during the 12-month period ended June 30, 2020.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 12-month period ending June 30, 2020 was +8.75%, compared to a +11.91% return for the Russell Midcap® Growth Index. The Russell Midcap® Index declined -2.24% during the period.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the latest 12-month period, mostly due to negative stock selection in three sectors. First, stock selection in the technology services sector weighed on performance. The main contributor to this was the Fund’s large position in Euronet Worldwide (-43%), which has substantial exposure to tourism and was significantly, adversely affected by the COVID-19 outbreak. Second, in the retail trade sector, the Fund’s performance was hurt by its large position in Ulta Beauty (-41%), which, after an extended period of outperformance, gave back considerable gains in the final six months of 2019 and then suddenly had a major COVID-related business disruption in the first half of 2020. Finally, stock selection in the commercial services sector weighed on performance, including ownership of Brinks and Service Corp. International. On a positive note, strong stock selection in the health services, health technology, non-energy minerals, and consumer durables sectors boosted the Fund’s performance. Strong performers in these groups during the period included Teledoc Health, DexCom, Insulet, iRhythmTech-nologies, Trex, and YETI Holdings.

Outlook and Positioning

During the period, midcap stocks, while posting strong returns, lagged their large cap peers. In addition, growth stocks outperformed their value counterparts across all market capitalizations. Returns during the period were largely driven by multiple expansion, as investor sentiment improved due to a combination of the Federal Reserve’s renewed asset purchase program and its emergency lending facilities, which have stabilized financial markets and kept credit flowing and borrowing costs low. These factors led to a sharp improvement in investor sentiment, with optimism growing for a quick economic rebound following the technical recession in the first half of the year. The Fund maintains an overweight position in the electronic technology sector, as we believe emerging technologies – including 5G,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

investment in cloud computing and artificial intelligence – will prove to be secular growth drivers and will benefit well-positioned firms. This shift looks to have been accelerated by the large work-at-home migration during the pandemic. Additionally, the Fund remains underweight the retail trade sector, as e-commerce and changing consumer buying patterns continue to pressure many established brick-and-mortar businesses in the space. Selective ownership in this sector is focused on companies that have demonstrated resilient business models with the ability to deliver above-average growth.

Roger J. Sit
Kent L. Johnson
Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	8.75%	11.91%	-2.24%
Five Year	7.29	11.60	6.76
Ten Year	11.82	15.09	12.35
Since Inception (9/2/82)	11.39	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$19.05 Per Share

Net Asset Value 6/30/19:	$18.84 Per Share
Total Net Assets:	$172.7 Million
Weighted Average Market Cap:	$24.4 Billion

TOP 10 HOLDINGS

  1. DexCom, Inc.

  2. Autodesk, Inc.

  3. Splunk, Inc.

  4. Atlassian Corp., PLC

  5. Teladoc Health, Inc.

  6. YETI Holdings, Inc.

  7. Thermo Fisher Scientific, Inc.

  8. Arista Networks, Inc.

  9. Booz Allen Hamilton Holding Corp.

10. Waste Connections, Inc.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.

JUNE 30, 2020	29

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.9%
Commercial Services - 2.7%
ASGN, Inc. *	13,525	901,847
Booz Allen Hamilton Holding Corp.	48,200	3,749,478

		4,651,325

Consumer Durables - 2.2%
YETI Holdings, Inc. *	91,500	3,909,795

Consumer Non-Durables - 0.9%
Coca-Cola European Partners, PLC	40,700	1,536,832

Consumer Services - 5.5%
Chegg, Inc. *	43,600	2,932,536
Dunkin’ Brands Group, Inc.	21,600	1,408,968
Nexstar Media Group, Inc.	20,650	1,728,198
Service Corp. International	44,400	1,726,716
Strategic Education, Inc.	7,800	1,198,470
Vail Resorts, Inc.	3,300	601,095

		9,595,983

Electronic Technology - 15.2%
Advanced Micro Devices, Inc. *	55,300	2,909,333
Applied Materials, Inc.	35,475	2,144,464
Arista Networks, Inc. *	17,900	3,759,537
Broadcom, Inc.	9,100	2,872,051
Cabot Microelectronics Corp.	10,825	1,510,521
Ciena Corp. *	44,800	2,426,368
Garmin, Ltd.	26,500	2,583,750
Keysight Technologies, Inc. *	23,150	2,333,057
MKS Instruments, Inc.	11,750	1,330,570
Monolithic Power Systems, Inc.	5,400	1,279,800
Skyworks Solutions, Inc.	23,900	3,055,854

		26,205,305

Finance - 8.2%
Ameriprise Financial, Inc.	11,700	1,755,468
Arthur J Gallagher & Co.	18,900	1,842,561
Carlyle Group, Inc.	96,800	2,700,720
First Republic Bank	16,550	1,754,134
Intercontinental Exchange, Inc.	25,300	2,317,480
Legg Mason, Inc.	26,800	1,333,300
Selective Insurance Group, Inc.	18,250	962,505
T Rowe Price Group, Inc.	11,800	1,457,300

		14,123,468

Health Services - 3.2%
Encompass Health Corp.	24,100	1,492,513
Teladoc Health, Inc. *	21,450	4,093,518

		5,586,031

Health Technology - 15.3%
Align Technology, Inc. *	8,900	2,442,516
BioMarin Pharmaceutical, Inc. *	23,500	2,898,490
DexCom, Inc. *	13,050	5,290,470

Name of Issuer	Quantity	Fair Value ($)

Edwards Lifesciences Corp. *	10,800	746,388
Exact Sciences Corp. *	29,650	2,577,771
Insulet Corp. *	11,700	2,272,842
iRhythm Technologies, Inc. *	17,950	2,080,226
Jazz Pharmaceuticals, PLC *	5,700	628,938
Sarepta Therapeutics, Inc. *	22,600	3,623,684
Thermo Fisher Scientific, Inc.	10,550	3,822,687

		26,384,012

Industrial Services - 3.5%
Jacobs Engineering Group, Inc.	27,800	2,357,440
Waste Connections, Inc.	38,950	3,653,120

		6,010,560

Non-Energy Minerals - 1.9%
Trex Co., Inc. *	25,100	3,264,757

Process Industries - 3.2%
Ecolab, Inc.	13,000	2,586,350
Scotts Miracle-Gro Co.	21,800	2,931,446

		5,517,796

Producer Manufacturing - 7.5%
AMETEK, Inc.	24,000	2,144,880
Carlisle Cos., Inc.	13,300	1,591,611
Dover Corp.	27,000	2,607,120
Hubbell, Inc.	11,000	1,378,960
L3Harris Technologies, Inc.	6,600	1,119,822
Rockwell Automation, Inc.	6,300	1,341,900
Trane Technologies, PLC	31,700	2,820,666

		13,004,959

Retail Trade - 2.9%
TJX Cos., Inc.	60,000	3,033,600
Ulta Beauty, Inc. *	9,700	1,973,174

		5,006,774

Technology Services - 19.9%
Altair Engineering, Inc. *	24,800	985,800
ANSYS, Inc. *	10,750	3,136,098
Aspen Technology, Inc. *	19,900	2,061,839
Atlassian Corp., PLC *	22,900	4,128,183
Autodesk, Inc. *	17,900	4,281,501
Booking Holdings, Inc. *	450	716,553
Euronet Worldwide, Inc. *	29,575	2,833,877
GoDaddy, Inc. *	14,600	1,070,618
HubSpot, Inc. *	11,950	2,680,982
Paycom Software, Inc. *	6,100	1,889,353
PTC, Inc. *	39,600	3,080,484
Qualys, Inc. *	13,350	1,388,667
Science Applications International Corp.	25,100	1,949,768
Splunk, Inc. *	20,900	4,152,830

		34,356,553

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 1.4%
Alaska Air Group, Inc.	17,300	627,298
Knight-Swift Transportation Holdings, Inc.	41,600	1,735,136

		2,362,434

Utilities - 1.4%
WEC Energy Group, Inc.	27,800	2,436,670

Total Common Stocks (cost: $85,926,890)		163,953,254

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 5.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	8,994,980	8,994,980

(cost: $8,994,980)
Total Investments in Securities - 100.1% (cost: $94,921,870)		172,948,234
Other Assets and Liabilities, net - (0.1%)		(204,043)

Total Net Assets - 100.0%		$172,744,191

* Non-income producing security.

  PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	163,953,254	—	—	163,953,254
Short-Term Securities	8,994,980	—	—	8,994,980
Total:	172,948,234	—	—	172,948,234

**  For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of June 30, 2020). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a -3.05% return over the last past twelve months ending June 30, 2020, compared to the -6.63% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.29% as of 6/30/20, compared to a yield of 1.78% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to the Fund’s outperformance during the 12-month period were its stock selections in the electronic technology, finance, consumer durables, and consumer services sectors. Key holdings in these groups that contributed to outperformance included Monolithic Power Systems, MKS Instruments, Cabot Microelectronics, QTS Realty Trust, Carlyle Group, and Thor Industries. The Fund was also helped during the period by its positions in Chegg, Scotts Miracle-Gro, AtriCure, and Globant. Conversely, the Fund’s holdings in utilities, commercial services, and health services as well as a significant underweight position in health technology weighed on absolute and relative performance. Many of the stocks in the health technology sector are non-dividend-paying biotech companies with zero or minimal prospects of paying a dividend in the future. Accordingly, our health technology sector performance was constrained by a dearth of the type of companies that the Fund seeks to own (i.e., cash flow-generating enterprises that pay dividends), compared to the more speculative constituents in the benchmark.

Outlook and Positioning

Small capitalization stocks underperformed large capitalization peers, with growth significantly outperforming value within the small cap universe. As investors flocked to growth companies, valuation spreads between growth and value are now at very elevated levels. Overall, we believe equity returns in the near to intermediate term will be largely driven by earnings growth and that dividend-paying companies will remain attractive in this environment of muted returns. Accordingly, the Fund is overweighted in those sectors where we believe earnings growth will exceed the market average. The Fund’s overweight positions in electronic technology, commercial services, and producer manufacturing should be helped by easy year-ago

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

comparisons and an expected rebound in economic growth in the second half of 2020, as the U.S. economy gradually reopens. Select technology companies should also benefit, as U.S. technology capital spending continues to grow, driven by investments in cloud computing and other emerging technologies. Finally, we believe defensive “bond proxy” areas of the market, including REITs and select utilities, provide a good hedge to market risks, including the upcoming U.S. presidential election, growing geopolitical tensions, and a potential escalation in trade tension with China. Given valuation declines through the first half of 2020, these areas look attractive due to both their valuation and their yield advantage to the market and prevailing U.S. Treasury yields.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.
32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index [1]
	Class I	Class S
One Year	-3.05%	-3.30%	-6.63%
Five Year	4.18	3.90	4.29
Since Inception (3/31/15)	3.89	3.63	4.16

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:

Net Asset Value 6/30/20:	$11.39 Per Share
Net Asset Value 6/30/19:	$11.89 Per Share
Total Net Assets:	$11.8 Million
Class S:
Net Asset Value 6/30/20:	$11.38 Per Share
Net Asset Value 6/30/19:	$11.88 Per Share
Total Net Assets:	$3.7 Million

Weighted Average Market Cap:	$4.4 Billion

TOP 10 HOLDINGS

  1. Monolithic Power Systems, Inc.

  2. MKS Instruments, Inc.

  3. Cabot Microelectronics Corp.

  4. Strategic Education, Inc.

  5. Scotts Miracle-Gro Co.

  6. Chegg, Inc.

  7. QTS Realty Trust, Inc.

  8. Globant SA

  9. Hubbell, Inc.

10. Encompass Health Corp.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	33

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.1%
Commercial Services - 5.3%
Booz Allen Hamilton Holding Corp.	3,200	248,928
Brink’s Co.	3,400	154,734
Colliers International Group, Inc.	2,350	134,678
FTI Consulting, Inc. *	1,425	163,234
Herman Miller, Inc.	4,900	115,689

		817,263

Communications - 1.2%
Shenandoah Telecommunications Co.	3,800	187,302

Consumer Durables - 6.6%
Acushnet Holdings Corp.	5,500	191,345
BRP, Inc.	4,375	186,288
Helen of Troy, Ltd. *	425	80,138
MDC Holdings, Inc.	3,750	133,875
National Presto Industries, Inc.	750	65,542
Thor Industries, Inc.	2,300	245,019
YETI Holdings, Inc. *	2,700	115,371

		1,017,578

Consumer Non-Durables - 0.4%
Sensient Technologies Corp.	1,250	65,200

Consumer Services - 9.1%
Chegg, Inc. *	4,900	329,574
Dunkin’ Brands Group, Inc.	2,625	171,229
Nexstar Media Group, Inc.	2,850	238,516
Service Corp. International	3,900	151,671
Strategic Education, Inc.	2,290	351,858
Vail Resorts, Inc.	925	168,489

		1,411,337

Electronic Technology - 11.0%
Cabot Microelectronics Corp.	2,700	376,758
MKS Instruments, Inc.	4,600	520,904
Monolithic Power Systems, Inc.	2,575	610,275
Power Integrations, Inc.	1,700	200,821

		1,708,758

Finance - 25.1%
American Equity Investment Life Holding Co.	5,250	129,728
Artisan Partners Asset Management, Inc.	3,900	126,750
Axis Capital Holdings, Ltd.	6,300	255,528
Carlyle Group, Inc.	8,075	225,292
CNO Financial Group, Inc.	14,000	217,980
CubeSmart	5,250	141,698
Donegal Group, Inc.	9,500	135,090
Essential Properties Realty Trust, Inc.	7,700	114,268
Evercore Partners, Inc.	2,800	164,976
Hanover Insurance Group, Inc.	1,275	129,196
HCI Group, Inc.	4,950	228,591
Hercules Capital, Inc.	13,100	137,157
Investors Bancorp, Inc.	7,250	61,625

Name of Issuer	Quantity	Fair Value ($)

Legg Mason, Inc.	4,800	238,800
Mercury General Corp.	2,400	97,800
Old National Bancorp	9,550	131,408
People’s United Financial, Inc.	16,325	188,880
Physicians Realty Trust	14,750	258,420
Piper Sandler Cos	2,875	170,085
QTS Realty Trust, Inc.	4,350	278,792
Selective Insurance Group, Inc.	1,700	89,658
Stifel Financial Corp.	4,000	189,720
STORE Capital Corp.	3,375	80,359
Wintrust Financial Corp.	2,250	98,145

		3,889,946

Health Services - 2.4%
Encompass Health Corp.	4,200	260,106
Tenet Healthcare Corp. *	6,400	115,904

		376,010

Health Technology - 5.1%
AtriCure, Inc. *	4,000	179,800
Atrion Corp.	160	101,922
iRhythm Technologies, Inc. *	1,200	139,068
LeMaitre Vascular, Inc.	4,175	110,220
STERIS, PLC	1,100	168,784
Wright Medical Group NV *	2,850	84,702

		784,496

Industrial Services - 2.4%
EMCOR Group, Inc.	2,000	132,280
KBR, Inc.	10,775	242,976

		375,256

Non-Energy Minerals - 1.6%
AZEK Co., Inc. *	1,900	60,534
Commercial Metals Co.	3,950	80,580
PotlatchDeltic Corp.	2,810	106,864

		247,978

Process Industries - 3.2%
Huntsman Corp.	4,650	83,560
Neenah, Inc.	1,550	76,663
Scotts Miracle-Gro Co.	2,500	336,175

		496,398

Producer Manufacturing - 11.3%
Apogee Enterprises, Inc.	3,925	90,432
Applied Industrial Technologies, Inc.	1,950	121,660
Carlisle Cos, Inc.	1,300	155,571
Crane Co.	2,675	159,056
H&E Equipment Services, Inc.	7,500	138,600
Hubbell, Inc.	2,100	263,256
Lincoln Electric Holdings, Inc.	1,525	128,466
MSA Safety, Inc.	2,000	228,880
Oshkosh Corp.	2,400	171,888

See accompanying notes financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Rexnord Corp.	3,725	108,584
Watsco, Inc.	1,050	186,585

		1,752,978

Retail Trade - 2.0%
Casey’s General Stores, Inc.	1,025	153,258
PetMed Express, Inc.	4,625	164,835

		318,093

Technology Services - 4.1%
Globant SA *	1,800	269,730
ManTech International Corp.	1,800	123,282
Science Applications International Corp.	3,075	238,866

		631,878

Transportation - 4.2%
Alaska Air Group, Inc.	3,825	138,694
Knight-Swift Transportation Holdings, Inc.	3,425	142,857
Marten Transport, Ltd.	7,900	198,764
TFI International, Inc.	5,000	177,250

		657,565

Name of Issuer	Quantity	Fair Value ($)

Utilities - 2.1%
Black Hills Corp.	2,900	164,314
New Jersey Resources Corp.	2,150	70,198
Spire, Inc.	1,375	90,351

		324,863

Total Common Stocks (cost: $13,101,643)		15,062,899

Investment Companies - 0.3%
Tortoise Energy Infrastructure Corp.	2,856	45,782

(cost: $283,527)
Short-Term Securities - 3.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	487,341	487,341

(cost: $487,341)
Total Investments in Securities - 100.6%
(cost: $13,872,511)		15,596,022
Other Assets and Liabilities, net - (0.6%)		(89,907)

Total Net Assets - 100.0%		$15,506,115

* Non-income producing security.

  PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,062,899	—	—	15,062,899
Investment Companies	45,782	—	—	45,782
Short-Term Securities	487,341	—	—	487,341
Total:	15,596,022	—	—	15,596,022

**  For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($10.3 billion as of June 30, 2020).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +5.68% over the 12-month period ending June 30, 2020. This compares to the return of +3.48% for the Russell 2000® Growth Index and a -6.63% decline for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

The majority of the Fund’s outperformance during the period can be explained by its stock selection and overweight positions in both the consumer durables and electronic technology sectors. Within consumer durables, key holdings that benefited returns were in YETI Holdings, Thor Industries, Acushnet Holdings, and Take-Two Interactive Software. All of these companies were helped during the first half of 2020 by their focus on areas of consumer growth during the pandemic, including outdoor activities, home improvement, and stay-at-home games. The Fund’s key holdings in the electronic technology sector were Monolithic Power Systems, Skyworks Solutions, and MKS Instruments. Additional individual holdings in other sectors that also benefited from the stay-at-home orders and contributed to performance included Teladoc Health, Chegg, Trex, and Scotts Miracle-Gro. The main detractor to performance during the period was the Fund’s very large (in excess of 1000 basis points) underweight position in the health technology sector.

Outlook and Positioning

In terms of sector positioning, we expect pro-growth/cyclical areas to continue to outperform the market, as economic growth rebounds in the back half of 2020. Transportation, select producer manufacturing, and technology stocks stand to benefit especially, based on the potential for an upward earnings inflection. Within technology, we expect investor enthusiasm for a 5G wireless spending cycle to boost select semiconductor companies as well as firms leveraged to increasingly complex wireless ecosystems. Additionally, despite the shock from the COVID-19 outbreak, the U.S. consumer remains in good shape, with consumer sentiment gradually improving from low levels. This should release some pent-up demand. Accordingly, the Fund retains significant overweight positions in the consumer durables and consumer services sectors. We continue to significantly

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

underweight the health technology sector, as many of the biotech companies in the benchmark Russell 2000® Growth Index depend on debt or equity offerings to fund operations and rely on binary events, such as clinical trials and acquisition potential, to drive stock performance. The Fund maintains a preference for investing in proven, cash-generating companies. With small capitalization valuations at the high end of their historical levels, we believe price appreciation will largely come from earnings growth. Therefore, the Fund is positioned towards more visible growth companies that we expect to generate above-average near- and long-term earnings growth.

Roger J. Sit                Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.
36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
One Year	5.68%	3.48%	-6.63%
Five Year	4.86	6.86	4.29
Ten Year	10.61	12.92	10.50
Since Inception (7/1/94)	9.88	8.01	8.58

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$56.81 Per Share
Net Asset Value 6/30/19:	$55.46 Per Share
Total Net Assets:	$100.6 Million
Weighted Average Market Cap:	$8.0 Billion

TOP 10 HOLDINGS

  1. Chegg, Inc.

  2. Teladoc Health, Inc.

  3. Trex Co., Inc.

  4. Monolithic Power Systems, Inc.

  5. Paycom Software, Inc.

  6. YETI Holdings, Inc.

  7. Waste Connections, Inc.

  8. Sarepta Therapeutics, Inc.

  9. HubSpot, Inc.

10. iRhythm Technologies, Inc.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	37

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.6%
Commercial Services - 4.6%
ASGN, Inc. *	25,100	1,673,668
Booz Allen Hamilton Holding Corp.	20,000	1,555,800
Colliers International Group, Inc.	6,875	394,006
FTI Consulting, Inc. *	8,950	1,025,223

		4,648,697

Communications - 1.1%
Shenandoah Telecommunications Co.	22,700	1,118,883

Consumer Durables - 7.1%
Acushnet Holdings Corp.	30,800	1,071,532
BRP, Inc.	19,150	815,407
Helen of Troy, Ltd. *	2,750	518,540
Take-Two Interactive Software, Inc. *	8,625	1,203,791
Thor Industries, Inc.	11,200	1,193,136
YETI Holdings, Inc. *	53,700	2,294,601

		7,097,007

Consumer Services - 8.3%
Chegg, Inc. *	37,500	2,522,250
Dunkin’ Brands Group, Inc.	12,800	834,944
Grand Canyon Education, Inc. *	3,600	325,908
Nexstar Media Group, Inc.	15,225	1,274,180
Service Corp. International	25,600	995,584
Strategic Education, Inc.	9,100	1,398,215
Vail Resorts, Inc.	5,600	1,020,040

		8,371,121

Electronic Technology - 10.1%
Arista Networks, Inc. *	7,800	1,638,234
Cabot Microelectronics Corp.	8,825	1,231,441
Ciena Corp. *	26,250	1,421,700
MKS Instruments, Inc.	15,750	1,783,530
Monolithic Power Systems, Inc.	10,200	2,417,400
Skyworks Solutions, Inc.	13,200	1,687,752

		10,180,057

Finance - 5.5%
Artisan Partners Asset Management, Inc.	18,500	601,250
Axis Capital Holdings, Ltd.	11,775	477,594
Essential Properties Realty Trust, Inc.	9,700	143,948
First Republic Bank	6,400	678,336
Legg Mason, Inc.	24,800	1,233,800
Physicians Realty Trust	61,600	1,079,232
Selective Insurance Group, Inc.	10,375	547,178
SVB Financial Group *	3,775	813,626

		5,574,964

Name of Issuer	Quantity	Fair Value ($)

Health Services - 4.1%
Encompass Health Corp.	14,600	904,178
Teladoc Health, Inc. *	13,125	2,504,775
Tenet Healthcare Corp. *	40,100	726,211

		4,135,164

Health Technology - 15.9%
Align Technology, Inc. *	3,600	987,984
AtriCure, Inc. *	25,825	1,160,834
Bio-Techne Corp.	4,800	1,267,536
Exact Sciences Corp. *	15,700	1,364,958
Insulet Corp. *	4,950	961,587
iRhythm Technologies, Inc. *	17,600	2,039,664
LeMaitre Vascular, Inc.	26,775	706,860
Mesoblast, Ltd. ADR *	30,975	352,805
PerkinElmer, Inc.	8,400	823,956
Sarepta Therapeutics, Inc. *	13,400	2,148,556
STAAR Surgical Co. *	28,850	1,775,429
STERIS, PLC	9,100	1,396,304
Wright Medical Group NV *	33,700	1,001,564

		15,988,037

Industrial Services - 5.4%
Advanced Disposal Services, Inc. *	40,825	1,231,690
EMCOR Group, Inc.	15,800	1,045,012
KBR, Inc.	43,500	980,925
Waste Connections, Inc.	23,100	2,166,549

		5,424,176

Non-Energy Minerals - 2.8%
AZEK Co., Inc. *	12,400	395,064
Trex Co., Inc. *	18,700	2,432,309

		2,827,373

Process Industries - 1.7%
Scotts Miracle-Gro Co.	12,600	1,694,322

Producer Manufacturing - 7.9%
Crane Co.	15,400	915,684
H&E Equipment Services, Inc.	23,200	428,736
Hubbell, Inc.	8,000	1,002,880
IDEX Corp.	6,100	964,044
Lincoln Electric Holdings, Inc.	8,900	749,736
MSA Safety, Inc.	11,400	1,304,616
Oshkosh Corp.	13,800	988,356
Rexnord Corp.	23,600	687,940
Watsco, Inc.	5,050	897,385

		7,939,377

Retail Trade - 1.3%
Casey’s General Stores, Inc.	4,300	642,936
Ulta Beauty, Inc. *	3,050	620,431

		1,263,367

See accompanying notes financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Technology Services - 17.0%
Altair Engineering, Inc. *	29,983	1,191,824
ANSYS, Inc. *	3,725	1,086,694
Aspen Technology, Inc. *	14,500	1,502,345
Euronet Worldwide, Inc. *	16,600	1,590,612
Globant SA *	13,400	2,007,990
GoDaddy, Inc. *	15,025	1,101,783
HubSpot, Inc. *	9,450	2,120,108
Paycom Software, Inc. *	7,450	2,307,488
PTC, Inc. *	17,600	1,369,104
Qualys, Inc. *	10,050	1,045,401
Science Applications International Corp.	14,800	1,149,664
Talend SA, ADR *	19,100	662,006

		17,135,019

Transportation - 2.8%
Alaska Air Group, Inc.	11,500	416,990
Knight-Swift Transportation Holdings, Inc.	13,500	563,085
Marten Transport, Ltd.	48,050	1,208,938
TFI International, Inc.	17,100	606,195

		2,795,208

Name of Issuer	Quantity	Fair Value ($)

Utilities - 1.0%
Fortis, Inc.	12,107	461,035
Spire, Inc.	7,525	494,468

		955,503

Total Common Stocks (cost: $56,885,067)		97,148,275

Short-Term Securities - 3.8%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	3,827,644	3,827,644

(cost: $3,827,644)
Total Investments in Securities - 100.4% (cost: $60,712,711)		100,975,919
Other Assets and Liabilities, net - (0.4%)		(363,216)

Total Net Assets - 100.0%		$100,612,703

* Non-income producing security.

  ADR — American Depositary Receipt

  PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	97,148,275	—	—	97,148,275
Short-Term Securities	3,827,644	—	—	3,827,644
Total:	100,975,919	—	—	100,975,919

**  For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund outperformed the MSCI EAFE Index for the 12-month period ended June 30, 2020, with a return of +2.43%. This compares to the MSCI EAFE Index return of -5.13%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 12-month period were the Fund’s sector underweight in banks, its overweight in software & services (Globant, Tencent Holdings, Atlassian), and its stock selection in technology hardware (Logitech International, Keyence). Adversely affecting performance were the Fund’s holdings in the pharmaceuticals (Canopy Growth, Cronos) and food beverage & tobacco (Coca-Cola European Partners) sectors.

Geographically, stock selection in Asia Pacific ex-Japan (Tencent Holdings, Atlassian, Alibaba Group Holding), Non-Euroland (Logitech International, Lonza Group), and Euroland (Cellnex Telecom, Schnei-der Electric) contributed value, while allocation to North America (Euronet Worldwide, Suncor Energy) and Japan (Shiseido) hurt performance. EAFE Index returns were driven by massive global stimulus, credit market stabilization, promise of a COVID-19 vaccine, signs that containment efforts were reducing the rate of new infections, asset rotation, and anticipation of better corporate earnings.

Outlook and Positioning

Economic activity has improved in Europe, Japan, China, and some emerging markets, as the pace of new COVID-19 cases has slowed, allowing restrictions to be relaxed. The European Central Bank has kept credit flowing, having purchased 345.5 billion euros in assets under its freshly launched 1.35 trillion euros Pandemic Emergency Purchase Programme. This stimulus has taken the form of furloughing schemes, direct loans to companies, and loan guarantees. Japan should also participate in the global economic recovery following the COVID-19 shock; yet, we expect an uneven recovery restrained by the ongoing structural challenges of an aging population, a rigid labor system, and a highly indebted government. We believe China will return to its pre-pandemic GDP level in the second half of 2020 and achieve positive low-single-digit GDP growth for the full year, as domestic demand has gradually improved and growth will be underpinned by policy support, recovery in consumption, and better export demand. South Korea and India both went into lockdown early and thus were able to better control COVID-19, allowing them to ease restrictions.

Regarding investment strategy, we prefer Asia ex-Japan and are underweight Europe. We are positive on China, given its first in, first out position amid the global economic recovery. Our investments are in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

the new economy and domestic demand-driven sectors. The South Korean holdings are in consumer, financial, and export-beneficiary (semiconductor, electrical machinery, smartphone manufacturers) companies. In India, we favor the economically sensitive sectors of consumer, financials, energy, information services, and industrials. In Japan, we remain focused on quality, well-managed, growth-oriented companies with strong balance sheets, along with defensive domestic-focused consumption names. We are cautious on Europe, given continued uncertainty regarding the post-Brexit relationship, high exposure to global trade or tourism, the possibility of another eurozone crisis, fiscal stress, and threat of another wave of COVID-19 infections. Our European holdings are biased toward thematic opportunities within the technology, healthcare, and services sectors, as well as key beneficiaries of government stimulus.

Roger J. Sit

Portfolio Manager

Information on this page is unaudited.
40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2020

	Sit
	International
	Growth	MSCI EAFE
	Fund	Index [1]
One Year	2.43%	-5.13%
Five Year	2.68	2.05
Ten Year	5.91	5.73
Since Inception	3.92	4.87
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l	MSCI EAFE
	Growth Fund	Index
Europe	58.1%	61.6%
Asia	31.8	37.7
North America	7.2	—
Latin America	2.0	—
Africa/Middle East	—	0.7
Cash & Other Net Assets	0.9	—

Based on total net assets as of June 30, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$17.38 Per Share
Net Asset Value 6/30/19:	$17.13 Per Share
Total Net Assets:	$23.0 Million
Weighted Average Market Cap:	$89.5 Billion

TOP 10 HOLDINGS

1. Nestle SA

2. ASML Holding NV

3. Tencent Holdings, Ltd.

4. Lonza Group AG

5. Schneider Electric SE

6. Iberdrola SA

7. London Stock Exchange Group, PLC

8. Logitech International SA

9. Alibaba Group Holding, Ltd., ADR

10. Terumo Corp.

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	41

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.0%
Asia - 30.7%
Australia - 5.1%
Amcor, Ltd.	9,125	92,164
Atlassian Corp., PLC *	2,500	450,675
CSL, Ltd.	350	69,611
Macquarie Group, Ltd.	2,600	215,779
Rio Tinto, PLC, ADR	4,400	247,192
Westpac Banking Corp., ADR	8,300	103,833

		1,179,254

China/Hong Kong - 11.1%
AIA Group, Ltd.	32,200	301,315
Alibaba Group Holding, Ltd., ADR *	2,350	506,895
Baidu, Inc., ADR *	1,525	182,832
China Tower Corp., Ltd.	1,342,000	238,481
CSPC Pharmaceutical Group, Ltd.	105,600	199,994
ENN Energy Holdings, Ltd.	18,400	207,929
Ping An Insurance Group Co. of China, Ltd.	33,500	333,961
Tencent Holdings, Ltd.	9,000	576,701

		2,548,108

Japan - 10.0%
Astellas Pharma, Inc.	17,700	295,582
Keyence Corp.	1,000	419,062
Recruit Holdings Co., Ltd.	11,200	385,170
Shiseido Co., Ltd.	4,100	261,255
Sony Corp., ADR	6,300	435,519
Terumo Corp.	13,100	498,622

		2,295,210

Singapore - 1.9%
DBS Group Holdings, Ltd.	15,600	234,731
Singapore Technologies Engineering, Ltd.	78,400	187,121

		421,852

South Korea - 2.6%
LG Chem, Ltd.	975	402,362
Samsung Electronics Co., Ltd., GDR	185	202,245

		604,607

Europe - 58.1%
Denmark - 0.9%
Bavarian Nordic *	7,550	206,951

France - 8.5%
AXA SA *	11,750	247,253
Dassault Systemes SA	2,625	455,679
Safran SA *	3,200	321,891
Sanofi, ADR	3,800	193,990
Schneider Electric SE	5,000	556,181
Talend SA, ADR *	4,900	169,834

		1,944,828

Name of Issuer	Quantity	Fair Value ($)

Germany - 5.3%
adidas AG *	1,630	429,750
Allianz SE	2,250	459,768
Aurelius SE & Co.	4,660	77,358
Siemens AG	2,225	262,409

		1,229,285

Ireland - 2.0%
CRH, PLC, ADR	4,800	164,688
STERIS, PLC	1,950	299,208

		463,896

Netherlands - 3.9%
ASML Holding NV	1,700	625,651
Koninklijke Philips NV *	5,750	269,330

		894,981

Spain - 4.0%
Cellnex Telecom SA	6,123	373,977
Iberdrola SA	45,900	535,866

		909,843

Sweden - 1.0%
Hexagon AB *	3,800	223,157

Switzerland - 16.7%
Garmin, Ltd.	3,600	351,000
Interroll Holding AG	120	242,769
Logitech International SA	8,125	529,913
Lonza Group AG	1,075	569,425
Nestle SA	6,600	731,746
Novartis AG	4,325	376,799
Partners Group Holding AG	385	350,617
Roche Holding AG	1,320	457,313
Zurich Insurance Group AG	680	240,945

		3,850,527

United Kingdom - 15.8%
Ashtead Group, PLC	9,600	323,836
AstraZeneca, PLC, ADR	8,300	438,987
BAE Systems, PLC	52,600	314,519
Coca-Cola European Partners, PLC	5,400	203,904
Dechra Pharmaceuticals, PLC	5,300	186,680
Diageo, PLC, ADR	2,775	372,932
DS Smith, PLC	63,600	258,181
HomeServe, PLC	15,000	242,504
London Stock Exchange Group, PLC	5,100	530,374
Reckitt Benckiser Group, PLC	3,100	285,194
RELX, PLC	14,700	340,217
Royal Dutch Shell, PLC, ADR	4,500	147,105

		3,644,433

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Latin America - 2.0%
Argentina - 2.0%
Globant SA *	3,100	464,535

North America - 7.2%
Canada - 3.4%
Alimentation Couche-Tard, Inc.	5,200	163,055
BRP, Inc.	2,925	124,748
Colliers International Group, Inc.	1,600	91,696
Suncor Energy, Inc.	6,150	103,689
Waste Connections, Inc.	3,250	304,818

		788,006

United States - 3.8%
Broadcom, Inc.	1,025	323,500
Euronet Worldwide, Inc. *	3,150	301,833
Mondelez International, Inc.	4,800	245,424

		870,757

Total Common Stocks (cost: $17,124,923)		22,540,230

Investment Companies - 1.1%
iShares MSCI India ETF	8,700	252,474

(cost: $258,117)
Short-Term Securities - 0.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	173,695	173,695

(cost: $173,695)

Total Investments in Securities - 99.8% (cost: $17,556,735)		22,966,399
Other Assets and Liabilities, net - 0.2%		38,160

Total Net Assets - 100.0%		$23,004,559

*	Non-income producing security.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
JUNE 30, 2020	43

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Argentina	464,535	—	—	464,535
Australia	801,700	377,554	—	1,179,254
Canada	788,006	—	—	788,006
China/Hong Kong	689,727	1,858,381	—	2,548,108
Denmark	—	206,951	—	206,951
France	363,824	1,581,004	—	1,944,828
Germany	—	1,229,285	—	1,229,285
Ireland	463,896	—	—	463,896
Japan	435,519	1,859,691	—	2,295,210
Netherlands	894,981	—	—	894,981
Singapore	—	421,852	—	421,852
South Korea	—	604,607	—	604,607
Spain	—	909,843	—	909,843
Sweden	—	223,157	—	223,157
Switzerland	880,913	2,969,614	—	3,850,527
United Kingdom	1,503,145	2,141,288	—	3,644,433
United States	870,757	—	—	870,757
Investment Companies	252,474	—	—	252,474
Short-Term Securities	173,695	—	—	173,695

Total:	8,583,172	14,383,227	—	22,966,399

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2020	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund increased +2.20% during the 12-month period ended June 30, 2020, compared to the MSCI Emerging Markets Index return of -5.67%.

Factors that Influenced the Fund’s Performance

Contributing to outperformance during the 12-month period were the Fund’s holdings in the consumer services (TAL Education Group), technology hardware (Skyworks Solutions, NICE), and materials (LG Chemical) sectors. Conversely, sectors that hurt performance were pharmaceuticals (Medy-Tox), funds (iShares MSCI India ETF), and health care equipment (Sinopharm Group).

Geographically, holdings in the regions of Africa/Mideast (Naspers, NICE), Latin America (Globant), and Asia Pacific ex-Japan (TAL Education Group, JD.com, CSPC Pharmaceutical Group) added value, while owning GeoPark in North America and Suzuki Motor in Japan detracted from performance. By country, the Fund’s positions in China, Israel and Argentina helped performance, while those in Korea, Tai-wan and the United States hurt the return. The outperformance of emerging market equities was driven by massive global stimulus, promise of a COVID-19 vaccine, signs that containment efforts were reducing the rate of new infections, and anticipation of better corporate earnings.

Outlook and Positioning

We believe China is on track for a full economic recovery, but other emerging market economies are challenged. China is expected to return to its pre-pandemic GDP level in the second half of 2020 and achieve positive low-single-digit GDP growth for the full year. The COVID-19 outbreak looks broadly under control in China, thanks to effective public health containment efforts. Hence, domestic demand has gradually improved, and growth will be underpinned by policy support, recovery in consumption, and better export demand. Finally, the Phase 1 trade deal with the U.S. appears intact. On the other hand, the COVID-19 outbreak has been painful for other emerging market economies, in general. South Korea and India both went into lockdown early and thus were able to better control COVID-19, allowing those nations to ease restrictions to resume economic growth. South Korea’s growth is supported by the government’s supplemental budget, which includes measures to support distressed corporations, assist the poor with emergency cash, and create jobs. And India’s stimulus measures include interest rate cuts and a fiscal policy pack-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

age. Conversely, Brazil and Mexico did not go into strict lockdown, resulting in a continued rise in new infections. Consequently, we expect negative GDP growth for Brazil and Mexico this year.

Regarding investment strategy, we favor investment opportunities in China, South Korea, and India. We remain positive on China given its first in, first out position amid the global economic recovery. Our investments are in the new economy and domestic demand-driven sectors. South Korea’s economic growth will be supported by its supplemental budget, which is positive for consumer and financial companies. In addition, improving exports will benefit semiconductor, electrical machinery, and smartphone manufacturers. Our investments in India are biased toward economically sensitive sectors, such as consumer, financials, energy, information services, and industrials. Finally, we continue to have a defensive position in Latin America and own consumer staple stocks.

Roger J. Sit         Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.
46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2020

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]
One Year	2.20%	-5.67%
Five Year	3.66	0.47
Ten Year	2.81	0.81
Since Inception	3.99	2.85
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	73.5%	79.2%
Africa/Middle East	9.8	7.9
Latin America	8.4	8.1
North America	3.8	—
Europe	—	4.8
Cash & Other Net Assets	4.5	—

Based on total net assets as of June 30, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/20:	$16.28 Per Share
Net Asset Value 6/30/19:	$16.21 Per Share
Total Net Assets:	$10.3 Million
Weighted Average Market Cap:	$141.1 Billion

TOP 10 HOLDINGS

  1. Tencent Holdings, Ltd.

  2. Alibaba Group Holding, Ltd., ADR

  3. TAL Education Group, ADR

  4. Samsung Electronics Co., Ltd.

  5. Taiwan Semiconductor Co.

  6. NICE Systems, Ltd., ADR

  7. iShares MSCI India ETF

  8. China Construction Bank Corp.

  9. CSPC Pharmaceutical Group, Ltd.

10. JD.com, Inc., ADR

Based on total net assets as of June 30, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2020. Subject to change.

Information on this page is unaudited.
JUNE 30, 2020	47

SCHEDULE OF INVESTMENTS

June 30, 2020

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 92.4%
Africa/Middle East - 9.8%
Israel - 3.4%
NICE Systems, Ltd., ADR *	1,800	340,632

South Africa - 6.4%
Bid Corp., Ltd.	13,200	216,755
Bidvest Group, Ltd.	5,525	45,332
Naspers, Ltd.	1,425	261,887
Prosus NV *	1,425	132,465

		656,439

Asia - 70.4%
Australia - 1.4%
Rio Tinto, PLC, ADR	2,475	139,045

China/Hong Kong - 44.3%
AIA Group, Ltd.	21,400	200,253
Alibaba Group Holding, Ltd., ADR *	2,875	620,137
Baidu, Inc., ADR *	1,375	164,849
China Construction Bank Corp.	359,000	292,005
China Mengniu Dairy Co., Ltd.	48,000	184,060
China Petroleum & Chemical Corp., ADR	1,400	58,744
China Tower Corp., Ltd.	586,000	104,136
CSPC Pharmaceutical Group, Ltd.	144,000	272,720
ENN Energy Holdings, Ltd.	21,900	247,481
GDS Holdings, Ltd., ADR *	600	47,796
Hong Kong Exchanges & Clearing, Ltd.	4,300	183,144
JD.com, Inc., ADR *	4,450	267,801
Meituan Dianping *	6,000	134,078
Ping An Insurance Group Co. of China, Ltd.	19,900	198,383
Sinopharm Group Co., Ltd.	44,900	115,436
TAL Education Group, ADR *	8,900	608,582
Tencent Holdings, Ltd.	11,400	730,488
WH Group, Ltd.	132,500	114,506

		4,544,599

India - 2.4%
HDFC Bank, Ltd., ADR	5,350	243,211

Indonesia - 2.4%
Astra International Tbk PT	176,000	59,530
XL Axiata Tbk PT	948,800	185,200

		244,730

Singapore - 2.9%
DBS Group Holdings, Ltd.	14,500	218,179
Singapore Technologies Engineering, Ltd.	33,700	80,433

		298,612

South Korea - 9.7%
LG Chem, Ltd.	575	237,290
Medy-Tox, Inc.	370	45,211

Name of Issuer	Quantity	Fair Value ($)

Samsung Electronics Co., Ltd.	12,250	542,278
Shinhan Financial Group Co., Ltd.	7,200	173,997

		998,776

Taiwan - 6.6%
Cathay Financial Holding Co., Ltd.	82,085	116,765
Hon Hai Precision Industry Co., Ltd., GDR	22,160	129,858
Taiwan Semiconductor Co.	37,482	400,290
Taiwan Semiconductor Co., ADR	600	34,062

		680,975

Thailand - 0.7%
Bangkok Bank PCL	21,200	73,877

Latin America - 8.4%
Argentina - 2.0%
Globant SA *	1,350	202,297

Brazil - 2.8%
Ambev SA, ADR	10,800	28,512
Banco Bradesco SA	25,083	96,631
Lojas Renner SA	4,000	31,003
Pagseguro Digital, Ltd. *	3,800	134,292

		290,438

Chile - 2.1%
Banco Santander Chile, ADR	4,700	77,080
Geopark, Ltd.	14,156	138,587

		215,667

Peru - 1.5%
Southern Copper Corp.	3,900	155,103

North America - 3.8%
Mexico - 1.0%
Fomento Economico Mexicano, ADR	1,575	97,666

United States - 2.8%
Broadcom, Inc.	550	173,585
Skyworks Solutions, Inc.	925	118,270

		291,855

Total Common Stocks (cost: $6,842,779)		9,473,922

Investment Companies - 3.1%
iShares MSCI India ETF	11,100	322,122

(cost: $333,061)

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 4.4%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.06%	449,313	449,313

(cost: $449,313)

Total Investments in Securities - 99.9% (cost: $7,625,153)		10,245,357
Other Assets and Liabilities, net - 0.1%		14,432

Total Net Assets - 100.0%		$10,259,789

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Argentina	202,297	—	—	202,297
Australia	139,045	—	—	139,045
Brazil	290,438	—	—	290,438
Chile	215,667	—	—	215,667
China/Hong Kong	1,767,909	2,776,690	—	4,544,599
India	243,211	—	—	243,211
Indonesia	—	244,730	—	244,730
Israel	340,632	—	—	340,632
Mexico	97,666	—	—	97,666
Peru	155,103	—	—	155,103
Singapore	—	298,612	—	298,612
South Africa	132,465	523,974	—	656,439
South Korea	—	998,776	—	998,776
Taiwan	163,920	517,055	—	680,975
Thailand	—	73,877	—	73,877
United States	291,855	—	—	291,855
Investment Companies	322,122	—	—	322,122
Short-Term Securities	449,313	—	—	449,313

Total:	4,811,643	5,433,714	—	10,245,357

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
JUNE 30, 2020	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$38,022,113	$168,711,173	$25,702,734

Investments in securities, at fair value - see accompanying schedule for detail	$47,694,121	$201,307,030	$34,725,227
Cash in bank on demand deposit	1,153	—	1,564
Accrued interest and dividends receivable	113,700	189,435	53,920
Receivable for investment securities sold	—	890,659	—
Receivable for Fund shares sold	15,375	39,618	811

Total assets	47,824,349	202,426,742	34,781,522

LIABILITIES
Payable for investment securities purchased	1,038,867	337,568	—
Payable for Fund shares redeemed	91,608	112,152	56
Accrued investment management fees and advisory fees	36,373	119,209	28,479
Accrued 12b-1 fees (Class S)	—	6,019	700

Total liabilities	1,166,848	574,948	29,235

Net assets applicable to outstanding capital stock	$46,657,501	$201,851,794	$34,752,287

Net assets consist of:
Capital (par value and paid-in surplus)	$36,429,739	$165,166,528	$26,641,957
Total distributable earnings (loss), including unrealized appreciation (depreciation)	10,227,762	36,685,266	8,110,330

	$46,657,501	$201,851,794	$34,752,287

Outstanding shares:
Common Shares (Class I) *	1,769,110	12,814,303	1,859,373

Common Shares (Class S) *	—	2,171,404	201,264

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$46,657,501	$172,746,099	$31,360,920

Common Shares (Class S) *	—	29,105,695	3,391,367

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$26.37	$13.48	$16.87

Common Shares (Class S) *	—	$13.40	$16.85

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$57,530,885	$4,880,339	$94,921,870	$13,872,511	$60,712,711	$17,556,735	$7,625,153

$129,211,985	$6,633,486	$172,948,234	$15,596,022	$100,975,919	$22,966,399	$10,245,357
4,717	742	16,801	—	—	2,307	1,082
21,522	7,637	33,694	21,130	51,051	63,835	23,776
—	—	—	—	—	—	—
68,477	—	4,261	1,365	3,233	1,363	1,349

129,306,701	6,641,865	173,002,990	15,618,517	101,030,203	23,033,904	10,271,564

—	—	—	35,061	235,864	—	—
48,624	—	81,730	63,714	58,456	1,224	149
104,072	5,429	177,069	12,845	123,180	28,121	11,626
—	646	—	782	—	—	—

152,696	6,075	258,799	112,402	417,500	29,345	11,775

$129,154,005	$6,635,790	$172,744,191	$15,506,115	$100,612,703	$23,004,559	$10,259,789

$53,179,198	$4,957,024	$90,393,316	$13,995,850	$60,429,953	$18,979,436	$7,671,691
75,974,807	1,678,766	82,350,875	1,510,265	40,182,750	4,025,123	2,588,098

$129,154,005	$6,635,790	$172,744,191	$15,506,115	$100,612,703	$23,004,559	$10,259,789

2,744,066	251,047	9,066,950	1,034,761	1,771,105	1,323,597	630,386

—	229,203	—	326,775	—	—	—

$129,154,005	$3,477,402	$172,744,191	$11,786,363	$100,612,703	$23,004,559	$10,259,789

—	3,158,388	—	3,719,752	—	—	—

$47.07	$13.85	$19.05	$11.39	$56.81	$17.38	$16.28

—	$13.78	—	$11.38	—	—	—

JUNE 30, 2020	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2020

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$358,253	$5,357,725	$793,363
Interest	382,608	29,160	16,520

Total income	740,861	5,386,885	809,883

Expenses (note 4):
Investment management and advisory service fee	371,609	2,339,326	428,404
12b-1 fees (Class S)	—	87,811	8,293

Total expenses	371,609	2,427,137	436,697

Less fees and expenses waived by investment adviser	—	(701,798)	(85,681)

Total net expenses	371,609	1,725,339	351,016

Net investment income (loss)	369,252	3,661,546	458,867

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	696,800	10,697,810	135,089
Net realized gain (loss) on foreign currency transactions	—	—	(357)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,719,030	(2,538,615)	942,590

Net gain (loss)	3,415,830	8,159,195	1,077,322

Net increase (decrease) in net assets resulting from operations	$3,785,082	$11,820,741	$1,536,189

* Foreign taxes withheld on dividends received	—	$56,034	$30,130

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,360,941	$116,496	$1,539,007	$330,260	$877,096	$413,169	$294,025
17,474	3,661	66,413	9,127	56,290	4,677	5,188

1,378,415	120,157	1,605,420	339,387	933,386	417,846	299,213

1,177,876	80,076	2,055,165	197,553	1,436,329	338,324	195,927
—	7,453	—	9,779	—	—	—

1,177,876	87,529	2,055,165	207,332	1,436,329	338,324	195,927

—	(16,015)	—	(39,511)	—	—	(58,778)

1,177,876	71,514	2,055,165	167,821	1,436,329	338,324	137,149

200,539	48,643	(449,745)	171,566	(502,943)	79,522	162,064

7,837,834	52,810	8,298,971	(63,100)	2,423,438	(342,874)	(25,438)
—	(23)	194	—	—	(1,362)	(583)

14,917,326	285,159	5,783,828	(650,584)	3,290,428	761,010	55,100

22,755,160	337,946	14,082,993	(713,684)	5,713,866	416,774	29,079

$22,955,699	$386,589	$13,633,248	($542,118)	$5,210,923	$496,296	$191,143

—	$6,363	$4,177	$1,717	$5,976	$40,481	$19,404

JUNE 30, 2020	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations:
Net investment income	$369,252	$482,453	$3,661,546	$14,057,076
Net realized gain (loss) on investments and foreign currency transactions	696,800	1,552,948	10,697,810	91,002,769
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	2,719,030	328,736	(2,538,615)	(108,242,415)

Net increase (decrease) in net assets resulting from operations	3,785,082	2,364,137	11,820,741	(3,182,570)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,136,305)	(801,302)	(25,345,878)	(104,820,743)
Common shares (Class S)	—	—	(4,407,144)	(8,833,909)

Total distributions	(2,136,305)	(801,302)	(29,753,022)	(113,654,652)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	17,316,727	7,363,030	25,105,046	70,924,492
Common shares (Class S)	—	—	1,253,693	2,521,662
Reinvested distributions
Common shares (Class I)	2,103,223	787,611	23,804,702	101,138,488
Common shares (Class S)	—	—	4,392,885	8,734,436
Payments for shares redeemed
Common shares (Class I)	(8,876,091)	(12,789,473)	(75,291,359)	(765,396,526)
Common shares (Class S)	—	—	(13,413,244)	(17,067,708)

Increase (decrease) in net assets from capital transactions	10,543,859	(4,638,832)	(34,148,277)	(599,145,156)

Total increase (decrease) in net assets	12,192,636	(3,075,997)	(52,080,558)	(715,982,378)

Net assets:
Beginning of period	34,464,865	37,540,862	253,932,352	969,914,730

End of period	$46,657,501	$34,464,865	$201,851,794	$253,932,352

Capital transactions in shares:
Sold
Common shares (Class I)	680,555	307,091	1,827,566	4,474,113
Common shares (Class S)	—	—	92,706	167,274
Reinvested distributions
Common shares (Class I)	83,820	34,382	1,675,670	7,846,703
Common shares (Class S)	—	—	310,474	687,436
Redeemed
Common shares (Class I)	(370,549)	(545,889)	(5,513,813)	(52,548,963)
Common shares (Class S)	—	—	(995,697)	(1,181,017)

Net increase (decrease)	393,826	(204,416)	(2,603,094)	(40,554,454)

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

$458,867	$568,865	$200,539	$453,312	$48,643	$74,979
134,732	(234,375)	7,837,834	9,704,669	52,787	(76,675)
942,590	2,588,960	14,917,326	878,764	285,159	472,193

1,536,189	2,923,450	22,955,699	11,036,745	386,589	470,497

(495,881)	(521,860)	(10,751,684)	(9,934,663)	(55,450)	(40,551)
(45,123)	(49,144)	—	—	(44,523)	(31,449)

(541,004)	(571,004)	(10,751,684)	(9,934,663)	(99,973)	(72,000)

2,566,271	2,468,958	3,793,196	4,477,170	53,788	169,033
493,938	95,183	—	—	88,716	25,229

473,429	504,463	10,576,386	9,726,108	55,450	40,551
44,849	48,033	—	—	44,523	31,449

(3,345,936)	(3,055,896)	(14,001,032)	(17,516,267)	(168,614)	(78,105)
(538,748)	(373,656)	—	—	(6,803)	(5,309)

(306,197)	(312,915)	368,550	(3,312,989)	67,060	182,848

688,988	2,039,531	12,572,565	(2,210,907)	353,676	581,345

34,063,299	32,023,768	116,581,440	118,792,347	6,282,114	5,700,769

$34,752,287	$34,063,299	$129,154,005	$116,581,440	$6,635,790	$6,282,114

150,362	159,277	90,022	106,595	3,933	13,267
32,537	6,375	—	—	6,554	2,101

29,095	33,104	246,824	272,975	3,936	3,575
2,759	3,149	—	—	3,173	2,781

(206,028)	(194,896)	(334,238)	(439,602)	(13,142)	(6,263)
(32,495)	(24,279)	—	—	(491)	(418)

(23,770)	(17,270)	2,608	(60,032)	3,963	15,043

JUNE 30, 2020	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Operations:
Net investment income (loss)	($449,745)	($251,290)	$171,566	$215,896
Net realized gain (loss) on investments and foreign currency transactions	8,299,165	15,207,092	(63,100)	172,807
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	5,783,828	2,857,207	(650,584)	(600,408)

Net increase (decrease) in net assets resulting from operations	13,633,248	17,813,009	(542,118)	(211,705)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(12,018,685)	(15,426,149)	(143,293)	(316,700)
Common shares (Class S)	—	—	(37,709)	(80,916)

Total distributions	(12,018,685)	(15,426,149)	(181,002)	(397,616)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,783,445	2,026,500	1,690,858	492,580
Common shares (Class S)	—	—	114,119	367,898
Reinvested distributions
Common shares (Class I)	11,531,885	14,750,446	135,470	302,420
Common shares (Class S)	—	—	35,517	76,543
Payments for shares redeemed
Common shares (Class I)	(11,284,411)	(8,565,701)	(2,069,396)	(2,339,374)
Common shares (Class S)	—	—	(216,438)	(230,823)

Increase (decrease) in net assets from capital transactions	2,030,919	8,211,245	(309,870)	(1,330,756)

Total increase (decrease) in net assets	3,645,482	10,598,105	(1,032,990)	(1,940,077)

Net assets:
Beginning of period	169,098,709	158,500,604	16,539,105	18,479,182

End of period	$172,744,191	$169,098,709	$15,506,115	$16,539,105

Capital transactions in shares:
Sold
Common shares (Class I)	99,516	109,497	141,777	41,558
Common shares (Class S)	—	—	9,990	31,277
Reinvested distributions
Common shares (Class I)	632,577	980,096	11,483	28,229
Common shares (Class S)	—	—	2,979	7,209
Redeemed
Common shares (Class I)	(638,495)	(475,717)	(174,897)	(202,972)
Common shares (Class S)	—	—	(21,280)	(19,991)

Net increase (decrease)	93,598	613,876	(29,948)	(114,690)

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

($502,943)	($454,301)	$79,522	$216,541	$162,064	$64,345
2,423,438	4,285,203	(344,236)	(297,517)	(26,021)	40,533
3,290,428	2,110,594	761,010	807,103	55,100	(630,178)

5,210,923	5,941,496	496,296	726,127	191,143	(525,300)

(3,070,107)	(7,455,033)	(227,001)	(245,338)	(185,000)	(152,148)
—	—	—	—	—	—

(3,070,107)	(7,455,033)	(227,001)	(245,338)	(185,000)	(152,148)

1,513,165	1,457,035	906,266	446,495	936,308	1,190,290
—	—	—	—	—	—

3,017,215	7,320,824	222,999	240,594	180,261	149,029
—	—	—	—	—	—

(5,688,108)	(7,672,934)	(1,856,893)	(1,580,128)	(858,591)	(1,693,585)
—	—	—	—	—	—

(1,157,728)	1,104,925	(727,628)	(893,039)	257,978	(354,266)

983,088	(408,612)	(458,333)	(412,250)	264,121	(1,031,714)

99,629,615	100,038,227	23,462,892	23,875,142	9,995,668	11,027,382

$100,612,703	$99,629,615	$23,004,559	$23,462,892	$10,259,789	$9,995,668

28,064	26,846	52,331	27,320	57,066	74,310
—	—	—	—	—	—

54,719	163,960	12,584	16,872	10,714	10,495
—	—	—	—	—	—

(108,206)	(143,779)	(110,718)	(99,856)	(54,070)	(107,545)
—	—	—	—	—	—

(25,423)	47,027	(45,803)	(55,664)	13,710	(22,740)

JUNE 30, 2020	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$25.06	$23.76	$22.71	$20.40	$21.54

Operations:
Net investment income [1]	0.25	0.32	0.25	0.25	0.26
Net realized and unrealized gains	2.64	1.52	1.96	2.29	0.04

Total from operations	2.89	1.84	2.21	2.54	0.30

Distributions to Shareholders:
From net investment income	(0.27)	(0.31)	(0.27)	(0.23)	(0.45)
From net realized gains	(1.31)	(0.23)	(0.89)	—	(0.99)

Total distributions	(1.58)	(0.54)	(1.16)	(0.23)	(1.44)

Net Asset Value:
End of period	$26.37	$25.06	$23.76	$22.71	$20.40

Total investment return [2]	11.91%	7.98%	9.84%	12.56%	1.47%

Net assets at end of period (000’s omitted)	$46,658	$34,465	$37,541	$25,242	$23,511

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.99%	1.33%	1.07%	1.18%	1.25%

Portfolio turnover rate (excluding short-term securities)	58.63%	50.45%	50.49%	50.31%	54.46%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$14.45	$16.69	$16.88	$15.82	$17.40

Operations:
Net investment income [1]	0.22	0.38	0.26	0.24	0.26
Net realized and unrealized gains	0.64	0.55	1.49	2.09	0.32

Total from operations	0.86	0.93	1.75	2.33	0.58

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.24)	(0.40)	(0.26)	(0.23)	(0.32)
From net realized gains	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)

Total distributions	(1.83)	(3.17)	(1.94)	(1.27)	(2.16)

Net Asset Value:
End of period	$13.48	$14.45	$16.69	$16.88	$15.82

Total investment return [3]	5.46%	8.37%	10.36%	15.41%	3.94%

Net assets at end of period (000’s omitted)	$172,746	$214,204	$918,584	$1,015,920	$942,244

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%	1.00%
Expenses (with waiver)	0.70%[5]	0.70%[5]	0.78%[5]	1.00%	1.00%
Net investment income (without waiver)	1.30%	2.04%	1.31%	1.49%	1.64%
Net investment income (with waiver)	1.60%	2.34%	1.53%	1.49%	1.64%

Portfolio turnover rate (excluding short-term securities)	68.43%	51.52%	68.38%	61.33%	75.94%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2020	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

Class S	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$14.37	$16.61	$16.81	$15.76	$17.34

Operations:
Net investment income [1]	0.19	0.32	0.22	0.20	0.22
Net realized and unrealized gains (losses)	0.63	0.57	1.47	2.08	0.32

Total from operations	0.82	0.89	1.69	2.28	0.54

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.36)	(0.21)	(0.19)	(0.28)
From net realized gains	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)

Total distributions	(1.79)	(3.13)	(1.89)	(1.23)	(2.12)

Net Asset Value:
End of period	$13.40	$14.37	$16.61	$16.81	$15.76

Total investment return [3]	5.19%	8.12%	10.06%	15.11%	3.68%

Net assets at end of period (000’s omitted)	$29,106	$39,729	$51,331	$65,278	$67,620

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%
Expenses (with waiver)	0.95%[5]	0.95%[5]	1.03%[5]	1.25%	1.25%
Net investment income (without waiver)	1.05%	1.80%	1.06%	1.24%	1.39%
Net investment income (with waiver)	1.35%	2.10%	1.28%	1.24%	1.39%

Portfolio turnover rate (excluding short-term securities)	68.43%	51.52%	68.38%	61.33%	75.94%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$16.34	$15.24	$14.54	$13.19	$14.80

Operations:
Net investment income [1]	0.22	0.28	0.27	0.22	0.21
Net realized and unrealized gains (losses)	0.57	1.10	0.67	1.34	(0.48)

Total from operations	0.79	1.38	0.94	1.56	(0.27)

Redemption fees	— [2]	— [2]	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.26)	(0.28)	(0.24)	(0.21)	(0.34)
From net realized gains	—	—	—	—	(1.00)

Total distributions	(0.26)	(0.28)	(0.24)	(0.21)	(1.34)

Net Asset Value:
End of period	$16.87	$16.34	$15.24	$14.54	$13.19

Total investment return [3]	4.93%	9.18%	6.46%	11.94%	(1.67% )

Net assets at end of period (000’s omitted)	$31,361	$30,823	$28,778	$25,623	$22,333

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.06%[5]	1.25%	1.25%
Net investment income (without waiver)	1.11%	1.53%	1.59%	1.63%	1.56%
Net investment income (with waiver)	1.36%	1.78%	1.78%	1.63%	1.56%

Portfolio turnover rate (excluding short-term securities)	22.15%	15.07%	19.80%	32.04%	48.30%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2020	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

Class S	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$16.33	$15.22	$14.53	$13.18	$14.78

Operations:
Net investment income [1]	0.18	0.24	0.23	0.19	0.18
Net realized and unrealized gains (losses)	0.56	1.11	0.66	1.33	(0.48)

Total from operations	0.74	1.35	0.89	1.52	(0.30)

Redemption fees	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.22)	(0.24)	(0.20)	(0.17)	(0.30)
From net realized gains	—	—	—	—	(1.00)

Total distributions	(0.22)	(0.24)	(0.20)	(0.17)	(1.30)

Net Asset Value:
End of period	$16.85	$16.33	$15.22	$14.53	$13.18

Total investment return [3]	4.60%	8.98%	6.13%	11.67%	(1.89% )

Net assets at end of period (000’s omitted)	$3,391	$3,241	$3,246	$3,274	$2,861

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.31%[5]	1.50%	1.50%
Net investment income (without waiver)	0.87%	1.28%	1.33%	1.38%	1.31%
Net investment income (with waiver)	1.12%	1.53%	1.52%	1.38%	1.31%

Portfolio turnover rate (excluding short-term securities)	22.15%	15.07%	19.80%	32.04%	48.30%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$42.53	$42.40	$40.56	$36.02	$47.21

Operations:
Net investment income [1]	0.07	0.16	0.13	0.21	0.18
Net realized and unrealized gains (losses)	8.60	3.61	6.55	7.07	(0.42)

Total from operations	8.67	3.77	6.68	7.28	(0.24)

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.12)	(0.15)	(0.17)	(0.19)	(1.44)
From net realized gains	(4.01)	(3.49)	(4.67)	(2.55)	(9.51)

Total distributions	(4.13)	(3.64)	(4.84)	(2.74)	(10.95)

Net Asset Value:
End of period	$47.07	$42.53	$42.40	$40.56	$36.02

Total investment return [3]	21.34%	10.54%	16.93%	21.18%	(0.89% )

Net assets at end of period (000’s omitted)	$129,154	$116,581	$118,792	$113,620	$117,459

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.17%	0.39%	0.30%	0.54%	0.44%

Portfolio turnover rate (excluding short-term securities)	14.53%	16.02%	15.20%	17.69%	20.05%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2020	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017 *
Net Asset Value:
Beginning of period	$13.21	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.12	0.17	0.16	0.11
Net realized and unrealized gains	0.74	0.83	1.03	1.20

Total from operations	0.86	1.00	1.19	1.31

Distributions to Shareholders:
From net investment income	(0.17)	(0.16)	(0.11)	(0.02)
From net realized gains	(0.05)	—	—	—

Total distributions.	(0.22)	(0.16)	(0.11)	(0.02)

Net Asset Value:
End of period	$13.85	$13.21	$12.37	$11.29

Total investment return [2]	6.47%	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$3,477	$3,387	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.63%	1.14%	1.10%	1.01%
Net investment income (with waiver)	0.88%	1.38%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	25.28%	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

Class S	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017 *

Net Asset Value:
Beginning of period	$13.16	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	0.08	0.14	0.13	0.08
Net realized and unrealized gains	0.74	0.83	1.03	1.21

Total from operations	0.82	0.97	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.15)	(0.15)	(0.10)	(0.01)
From net realized gains	(0.05)	—	—	—

Total distributions	(0.20)	(0.15)	(0.10)	(0.01)

Net Asset Value:
End of period	$13.78	$13.16	$12.34	$11.28

Total investment return [2]	6.22%	8.01%	10.37%	12.79%

Net assets at end of period (000’s omitted)	$3,158	$2,895	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.38%	0.89%	0.84%	0.76%
Net investment income (with waiver)	0.63%	1.14%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	25.28%	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2020	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2020	2019	2018	2017		2016
Net Asset Value:
Beginning of period	$18.84	$18.96	$18.06	$15.36		$20.22

Operations:
Net investment loss [1]	(0.05)	(0.03)	(0.03)	—	[2]	(0.04)
Net realized and unrealized gains (losses)	1.64	1.79	1.71	2.86		(1.92)

Total from operations	1.59	1.76	1.68	2.86		(1.96)

Redemption fees [2]	—	—	—	—		—

Distributions to Shareholders:
From net investment income	—	—	— [2]	—		—
From net realized gains	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)

Total distributions	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)

Net Asset Value:
End of period	$19.05	$18.84	$18.96	$18.06		$15.36

Total investment return [3]	8.75%	11.76%	9.42%	18.74%		(9.97% )

Net assets at end of period (000’s omitted)	$172,744	$169,099	$158,501	$156,305		$139,523

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%		1.25%
Net investment loss	(0.27% )	(0.16% )	(0.17% )	(0.01%	)	(0.23% )

Portfolio turnover rate (excluding short-term securities)	25.58%	27.70%	28.89%	23.02%		21.57%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$11.89	$12.27	$11.47	$10.00	$9.96

Operations:
Net investment income [1]	0.13	0.15	0.11	0.12	0.14
Net realized and unrealized gains (losses)	(0.49)	(0.25)	0.80	1.46	0.02

Total from operations	(0.36)	(0.10)	0.91	1.58	0.16

Distributions to Shareholders:
From net investment income	(0.14)	(0.15)	(0.11)	(0.11)	(0.12)
From net realized gains	—	(0.13)	—	—	— [2]

Total distributions	(0.14)	(0.28)	(0.11)	(0.11)	(0.12)

Net Asset Value:
End of period	$11.39	$11.89	$12.27	$11.47	$10.00

Total investment return [3]	(3.05% )	(0.54% )	8.00%	15.84%	1.71%

Net assets at end of period (000’s omitted)	$11,786	$12,559	$14,597	$12,716	$5,777

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.06%[5]	1.25%	1.25%
Net investment income (without waiver)	0.90%	1.07%	0.75%	1.06%	1.46%
Net investment income (with waiver)	1.15%	1.32%	0.94%	1.06%	1.46%

Portfolio turnover rate (excluding short-term securities)	27.58%	24.17%	29.74%	19.57%	26.43%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2020	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$11.88	$12.26	$11.46	$10.00	$9.96

Operations:
Net investment income [1]	0.10	0.12	0.08	0.09	0.11
Net realized and unrealized gains (losses)	(0.49)	(0.25)	0.80	1.45	0.03

Total from operations	(0.39)	(0.13)	0.88	1.54	0.14

Distributions to Shareholders:
From net investment income	(0.11)	(0.12)	(0.08)	(0.08)	(0.10)
From net realized gains	—	(0.13)	—	—	— [2]

Total distributions	(0.11)	(0.25)	(0.08)	(0.08)	(0.10)

Net Asset Value:
End of period	$11.38	$11.88	$12.26	$11.46	$10.00

Total investment return [3]	(3.30% )	(0.80% )	7.74%	15.46%	1.46%

Net assets at end of period (000’s omitted)	$3,720	$3,981	$3,882	$3,461	$2,587

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.31%[5]	1.50%	1.50%
Net investment income (without waiver)	0.64%	0.82%	0.51%	0.81%	1.21%
Net investment income (with waiver)	0.89%	1.07%	0.70%	0.81%	1.21%

Portfolio turnover rate (excluding short-term securities)	27.58%	24.17%	29.74%	19.57%	26.43%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund
	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$55.46	$57.18	$54.18	$45.59	$60.10

Operations:
Net investment loss [1]	(0.28)	(0.25)	(0.29)	(0.24)	(0.33)
Net realized and unrealized gains (losses)	3.38	2.88	7.01	8.91	(8.97)

Total from operations	3.10	2.63	6.72	8.67	(9.30)

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(1.75)	(4.35)	(3.72)	(0.08)	(5.21)

Net Asset Value:
End of period	$56.81	$55.46	$57.18	$54.18	$45.59

Total investment return [3]	5.68%	6.45%	12.68%	19.06%	(16.00% )

Net assets at end of period (000’s omitted)	$100,613	$99,630	$100,038	$90,817	$81,209

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.53% )	(0.47% )	(0.51% )	(0.47% )	(0.65% )

Portfolio turnover rate (excluding short-term securities)	25.74%	26.34%	29.01%	29.08%	27.37%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2020	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund
	Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value:
Beginning of period	$17.13	$16.75	$16.23	$14.48	$16.92

Operations:
Net investment income [1]	0.06	0.16	0.19	0.14	0.12
Net realized and unrealized gains (losses)	0.36	0.40	0.47	1.68	(1.47)

Total from operations	0.42	0.56	0.66	1.82	(1.35)

Redemption fees	— [2]	—	— [2]	— [2]	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.18)	(0.14)	(0.07)	(0.09)
From net realized gains	—	—	—	—	(1.00)

Total distributions	(0.17)	(0.18)	(0.14)	(0.07)	(1.09)

Net Asset Value:
End of period	$17.38	$17.13	$16.75	$16.23	$14.48

Total investment return [3]	2.43%	3.55%	4.06%	12.64%	(8.19% )

Net assets at end of period (000’s omitted)	$23,005	$23,463	$23,875	$22,618	$20,440

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.35%	0.97%	1.11%	0.97%	0.76%

Portfolio turnover rate (excluding short-term securities)	13.38%	27.38%	16.35%	39.23%	37.94%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund
	Years Ended June 30,
	2020		2019	2018		2017	2016
Net Asset Value:
Beginning of period	$16.21		$17.25	$15.23		$12.26	$14.77

Operations:
Net investment income (loss) [1]	0.26		0.10	0.03		(0.02)	0.04
Net realized and unrealized gains (losses)	0.11		(0.90)	2.24		3.02	(2.18)

Total from operations	0.37		(0.80)	2.27		3.00	(2.14)

Redemption fees	—	[2]	—	—	[2]	—	— [2]

Distributions to Shareholders:
From net investment income	(0.30)		(0.08)	—		(0.03)	(0.02)
From net realized gains	—		(0.16)	(0.25)		—	(0.35)

Total distributions	(0.30)		(0.24)	(0.25)		(0.03)	(0.37)

Net Asset Value:
End of period	$16.28		$16.21	$17.25		$15.23	$12.26

Total investment return [3]	2.20%		(4.43% )	14.94%		24.56%	(14.42% )

Net assets at end of period (000’s omitted)	$10,260		$9,996	$11,027		$9,561	$7,297
Ratios: [4]
Expenses (without waiver)	2.00%	[5]	2.00% [5]	2.00%	[5]	2.00%	2.00%
Expenses (with waiver)	1.40%	[5]	1.40% [5]	1.54%	[5]	2.00%	2.00%
Net investment income (loss) (without waiver)	1.05%		0.03%	(0.26%	)	(0.18% )	0.31%
Net investment income (loss) (with waiver)	1.65%		0.63%	0.20%		(0.18% )	0.31%
Portfolio turnover rate (excluding short-term securities)	4.15%		10.28%	30.30%		19.67%	28.14%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2020	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2020

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2020 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

JUNE 30, 2020	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2020 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2020, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$10,134,848	($472,086)	$9,662,762	$38,031,359
Dividend Growth	36,962,444	(6,528,193)	30,434,251	170,872,779
Global Dividend Growth	10,436,419	(1,418,130)	9,018,289	25,707,777
Large Cap Growth	72,009,973	(329,642)	71,680,331	57,531,654
ESG Growth	1,858,228	(105,081)	1,753,147	4,880,339
Mid Cap Growth	78,526,141	(808,595)	77,717,546	95,230,688
Small Cap Dividend Growth	3,154,970	(1,428,878)	1,726,092	13,869,930
Small Cap Growth	41,172,664	(958,631)	40,214,033	60,761,886
International Growth	6,490,465	(1,104,385)	5,386,080	17,581,598
Developing Markets Growth	3,530,653	(922,019)	2,608,634	7,636,659

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2020 and 2019 were as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2020:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$486,523	$1,649,782	$2,136,305
Dividend Growth (Class I)	4,432,308	20,913,570	25,345,878
Dividend Growth (Class S)	695,533	3,711,611	4,407,144
Global Dividend Growth (Class I)	495,881	—	495,881
Global Dividend Growth (Class S)	45,123	—	45,123
Large Cap Growth	313,002	10,438,682	10,751,684
ESG Growth (Class I)	43,224	12,226	55,450
ESG Growth (Class S)	33,888	10,635	44,523
Mid Cap Growth	—	12,018,685	12,018,685
Small Cap Dividend Growth (Class I)	143,293	—	143,293
Small Cap Dividend Growth (Class S)	37,709	—	37,709
Small Cap Growth	—	3,070,107	3,070,107
International Growth	227,001	—	227,001
Developing Markets Growth	185,000	—	185,000

Year Ended June 30, 2019:
		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$459,001	$342,301	$801,302
Dividend Growth (Class I)	17,847,831	86,972,912	104,820,743
Dividend Growth (Class S)	1,193,973	7,639,936	8,833,909
Global Dividend Growth (Class I)	521,860	—	521,860
Global Dividend Growth (Class S)	49,144	—	49,144
Large Cap Growth	456,987	9,477,676	9,934,663
ESG Growth (Class I)	40,551	—	40,551
ESG Growth (Class S)	31,449	—	31,449
Mid Cap Growth	1,152,232	14,273,917	15,426,149
Small Cap Dividend Growth (Class I)	169,480	147,220	316,700
Small Cap Dividend Growth (Class S)	38,521	42,395	80,916
Small Cap Growth	—	7,455,033	7,455,033
International Growth	245,338	—	245,338
Developing Markets Growth	49,252	102,896	152,148

JUNE 30, 2020	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2020 (Continued)

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$183,595	$381,405	—	$9,662,762
Dividend Growth	821,481	12,122,888	($6,693,354)	30,434,251
Global Dividend Growth	139,947	—	(1,047,906)	9,018,289
Large Cap Growth	63,675	4,230,801	—	71,680,331
ESG Growth	21,980	—	(96,362)	1,753,148
Mid Cap Growth	—	4,894,109	(260,780)	77,717,546
Small Cap Dividend Growth	37,627	—	(253,454)	1,726,092
Small Cap Growth	—	702,416	(733,699)	40,214,033
International Growth	61,406	—	(1,422,363)	5,386,080
Developing Markets Growth	10,868	—	(31,404)	2,608,634

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable Earnings	Additional Paid-in Capital
Mid Cap Growth	$292,945	($292,945)
Small Cap Growth	290,390	(290,390)

These differences were primarily attributable to non-deductible net operating losses.

Net capital loss carryovers and late year losses, if any, as of June 30, 2020, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2020, were as follows:

	Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Dividend Growth	—	—	—	$6,693,354
Global Dividend Growth	$1,047,906	—	—	—
ESG Growth	—	—	—	96,362
Mid Cap Growth	—	—	$260,780	—
Small Cap Dividend Growth	101,296	$152,158	—	—
Small Cap Growth	—	—	286,404	447,295
International Growth	1,086,655	335,708	—	—
Developing Markets Growth	31,404	—	—	—

For the year ended June 30, 2020, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$133,881	—
ESG Growth	126,311	—

76	SIT MUTUAL FUNDS ANNUAL REPORT

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3) Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2020, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$4,203,501	$23,478,023	$6,260,492	$14,201,667
Dividend Growth	—	157,756,211	—	215,528,615
Global Dividend Growth	—	7,476,526	—	7,338,379
Large Cap Growth	—	16,924,522	—	25,883,836
ESG Growth	—	1,555,049	—	1,548,557
Mid Cap Growth	—	40,755,228	—	50,010,969
Small Cap Dividend Growth	—	4,353,367	—	4,176,134
Small Cap Growth	—	23,763,091	—	25,338,512
International Growth	—	2,953,381	—	3,508,085
Developing Markets Growth	—	666,686	—	388,418

JUNE 30, 2020	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2020 (Continued)

(4) Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2021 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2020:

	Shares	% Shares Outstanding
Balanced	300,850	17.0
Dividend Growth	1,432,435	9.6
Global Dividend Growth	450,307	21.9
Large Cap Growth	730,305	26.6
ESG Growth	450,751	93.9
Mid Cap Growth	4,229,553	46.6
Small Cap Dividend Growth	649,671	47.7
Small Cap Growth	995,676	56.2
International Growth	770,369	58.2
Developing Markets Growth	277,612	44.0

78	SIT MUTUAL FUNDS ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2020, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$340	$54
Global Dividend Growth	27	2
Large Cap Growth	3,235	—
Mid Cap Growth	1,817	—
Small Cap Growth	474	—
International Growth Fund	243
Developing Markets Growth	10	—

JUNE 30, 2020	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund

Sit Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

August 19, 2020

80	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020 to June 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period* (1/1/20- 6/30/20)
Balanced Fund
Actual	$1,000	$1,045.70	$5.09
Hypothetical	$1,000	$1,019.89	$5.02

Dividend Growth Fund
Actual
Class I	$1,000	$944.50	$3.38
Class S	$1,000	$942.80	$4.59
Hypothetical
Class I	$1,000	$1,021.38	$3.52
Class S	$1,000	$1,020.14	$4.77

Global Dividend Growth Fund
Actual
Class I	$1,000	$961.40	$4.88
Class S	$1,000	$960.20	$6.09
Hypothetical
Class I	$1,000	$1,019.89	$5.02
Class S	$1,000	$1,018.65	$6.27

Large Cap Growth Fund
Actual	$1,000	$1,089.60	$5.20
Hypothetical	$1,000	$1,019.89	$5.02

ESG Growth Fund
Actual
Class I	$1,000	$976.00	$4.91
Class S	$1,000	$975.20	$6.14
Hypothetical
Class I	$1,000	$1,019.89	$5.02
Class S	$1,000	$1,018.65	$6.27

Mid Cap Growth Fund
Actual	$1,000	$1,039.30	$6.34
Hypothetical	$1,000	$1,018.65	$6.27

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$904.50	$4.74
Class S	$1,000	$903.70	$5.92
Hypothetical
Class I	$1,000	$1,019.89	$5.02
Class S	$1,000	$1,018.65	$6.27

JUNE 30, 2020	81

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period* (1/1/20- 6/30/20)
Small Cap Growth Fund
Actual	$1,000	$1,021.10	$7.54
Hypothetical	$1,000	$1,017.40	$7.52

International Growth Fund
Actual	$1,000	$970.40	$7.35
Hypothetical	$1,000	$1,017.40	$7.52

Developing Markets Growth Fund
Actual	$1,000	$959.90	$6.82
Hypothetical	$1,000	$1,017.90	$7.02

*Expenses are Gequal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds;1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2019 to June 30, 2020 is as follows:

Fund	Percentage
Balanced Fund	61.6%
Dividend Growth Fund	94.7
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	7.5
Developing Markets Growth Fund	12.1

For the year ended June 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	64.9%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	100.0
Developing Markets Growth Fund	83.6

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2020. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,649,782
Dividend Growth Fund	24,625,181
Large Cap Growth Fund	10,438,682
ESG Growth Fund	22,861
Mid Cap Growth Fund	12,018,685
Small Cap Growth Fund	3,070,107

JUNE 30, 2020	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 58 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 84 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 86 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 79 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 72 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present;	14	None.
Barry N. Winslow Age: 72 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation.	14	TCF Financial Corporation.

84	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 57 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 51 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 53 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 54 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 75 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from January 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 59 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 54 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 51 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 60 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2020	85

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 21, 2019, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2019 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

86	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2020	87

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88	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report June 30, 2020

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC
Sit Investment Associates, Inc.	ACCOUNTING FIRM

80 S. Eighth Street

Suite 3300

Minneapolis, MN 55402

CUSTODIAN

The Bank Of New York Mellon

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

KPMG LLP Minneapolis, MN GENERAL COUNSEL Dorsey & Whitney LLP Minneapolis, MN

1-800-332-5580 www.sitfunds.com

Stock 6-2020.

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2020	$23,800	0	$5,650	0
Fiscal year ended June 30, 2019	$23,000	0	$5,650	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 26, 2020

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 26, 2020